EXHIBIT (c)(2)

Gencor Industries, Inc.	CONFIDENTIAL

10.07.03

PRESENTATION TO THE BOARD OF DIRECTORS

This presentation and its analyses are only for the use of the Board of Directors and are not intended to, nor should they be, relied upon by any other party, including stockholders of Gencor Industries, Inc. The consent of Capitalink is required prior to the disclosure to any third party of this presentation, its analyses, or of the assessments made by Capitalink. These materials are based solely on information contained in publicly available documents and certain other information provided to Capitalink by management and the Board of Directors. Capitalink has not attempted to investigate or verify the accuracy or completeness of such publicly available information or other information provided to Capitalink. Capitalink has relied upon the accuracy and completeness of such publicly available information and other information supplied to Capitalink. These materials are being furnished, and should be considered only in connection with, the oral presentation being provided by Capitalink in connection herewith. The preparation of these materials was completed on October 3, 2003 based on information publicly available or supplied to Capitalink through such date. Capitalink is not obligated to update this presentation or its analyses to reflect any information that becomes publicly available or that is provided to Capitalink after such date.

Gencor Industries, Inc.	CONFIDENTIAL

TABLE OF CONTENTS

TRANSACTION OVERVIEW	3

COMPANY OVERVIEW	12

COMPANY FINANCIAL PERFORMANCE	16

COMPANY MARKET PERFORMANCE	29

VALUATION ANALYSIS	41

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW
INTRODUCTION

•	The Board of Directors of Gencor Industries, Inc. (“Gencor” or the “Company”) has retained Capitalink, L.C. (“Capitalink”) as financial advisor and to render an opinion as to the fairness, from a financial point of view, of an offer by the Company to purchase all of the Company’s outstanding shares of common stock that are not beneficially owned by the Continuing Stockholders (as defined herein) for per share consideration of $2.00 in cash and a $1.00 principal amount junior subordinated promissory note (the “Offer”).

•	The “Continuing Stockholders” are E.J. Elliott (Chairman of the Board of Directors and President of the Company), John E. Elliott (EVP and Director of the Company), Marc Elliott (President of the Company’s Construction Equipment Group), the Elliott Foundation and their affiliates.

•	The Continuing Stockholders, which as a group own approximately 35.7% of the outstanding shares of the Company’s common stock currently issued and outstanding (assuming the Company’s Class B stock was converted), do not intend to tender any of their shares pursuant to the Offer.

•	Assuming a majority of the stock not held by the Continuing Stockholders are tendered pursuant to the Offer the Company intends to terminate the registration of the Company’s common stock under the Securities Exchange Act of 1934, as amended (the “Act”). If less than a majority of the shares not held by the Continuing Stockholders are tendered pursuant to the Offer and the remaining record number of stockholders, including the Continuing Stockholders, would be greater than 300, the Company will accept those common shares tendered pursuant to the Offer, but will not terminate the registration of the Company’s common stock under the Act. In the event that less than a majority of the shares not held by the Continuing Stockholders are tendered pursuant to the Offer and the remaining record number of stockholders, including the Continuing Stockholders, would be less than 300, the Company will not accept any common stock tendered pursuant to the Offer.

•	The Company’s common stock is publicly traded on the pink sheets under the symbol “GNCI.PK”, and as of October 3, 2003, there were 6,884,070 shares of the Company’s common stock outstanding (excluding treasury shares). As of this date, the Company also had 1,798,398 Class B shares. As a class, holders of Class B stock hold 75% of the voting power to elect the Company’s Board of Directors and with respect to

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW
INTRODUCTION

any other decision requiring stockholder approval. Common stock and Class B have equal rights with respect to dividends, preferences, and rights, including rights in liquidation.

•	The closing price of the Company’s common stock on October 3, 2003 (date presentation materials completed) was $2.45.

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW
SUMMARY OF PROPOSED TRANSACTION TERMS

Proposed Consideration:	For each share, $2.00 in cash and a $1.00 principal amount junior subordinated promissory note (the “Note”).

Terms of the Consideration:	Cash paid and Note issued at closing. The Note bears interest at 10% per year, payable semi-annually. Principal is paid in full on December 31, 2006. It is not intended that the Notes will be registered with the Securities and Exchange Commission (the “SEC”) nor be listed for trading on an exchange or qualify the Notes for trading on an automated quotation system operated by a national securities association. Therefore, a trading market is not expected to develop for the Notes.

Offer Structure:	The Company is offering to buy back its outstanding shares of common stock in a self-tender offer and exchange offer. The Continuing Stockholders do not intend to tender any of their shares pursuant to the Offer.

Offer Conditions:	Assuming a majority of the shares not held by the Continuing Stockholders are tendered pursuant to the Offer the Company intends to engage in a second step transaction and purchase the remaining outstanding shares held by stockholders other than the Continuing Stockholders and to terminate the registration of the Company’s common stock under the Act. If less than a majority of the shares not held by the Continuing Stockholders are tendered pursuant to the Offer and the remaining number of stockholders, including the Continuing Stockholders, would be greater than 300, the Company will accept those common stock tendered pursuant to the Offer, but will not terminate the registration of the Company’s common stock under the Act. In the event that less than a majority of the shares not held by the Continuing Stockholders are tendered pursuant to the Offer and the remaining number of stockholders, including the Continuing Stockholders, would

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW
SUMMARY OF PROPOSED TRANSACTION TERMS

be less than 300, the Company will not accept any common shares tendered pursuant to the Offer.

SEC Registration:	In the event certain previously noted conditions are met, the Company will terminate the registration of its common stock under the Act, and will no longer be required to file periodic reports with the SEC. As a result, no current information about the Company will be publicly available.

Tax Implications:	For those stockholders who tender pursuant to the Offer, the receipt of cash and Notes in exchange for shares of the Company’s common stock will be a taxable transaction for United States federal income tax purposes under the Internal Revenue Code of 1986, as amended. In addition it may be a taxable transaction under applicable state, local, foreign and other tax laws.

Expiration Date:	The Offer expires 20 business days after commencement of the Offer.

Appraisal Rights:	Appraisal rights are not available in the Offer.

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW
STOCKHOLDER REVIEW

Common Stock Ownership
(Share amounts are in thousands)

		as of October 1, 2003							Total Ownership %
					Common Stock Ownership %		Class B Ownership %		Assuming Class B Conv.
		Common	Class B	Total
	Avg	Stock	Stock	Assuming		Fully		Fully		Fully
	Ex. Price	Equiv.	Equiv.	Class B Conv.	Primary	Diluted	Primary	Diluted	Primary	Diluted

Common Shares Outstanding
Continuing Shareholders
E.J. Elliot		702	1,348	2,050	10.2%	9.0%	75.0%	55.4%	23.6%	20.1%
Elliot Foundation		49	-	49	0.7%	0.6%	0.0%	0.0%	0.6%	0.5%
John E. Elliot		458	132	590	6.7%	5.9%	7.3%	5.4%	6.8%	5.8%
Marc G. Elliot		120	102	222	1.7%	1.5%	5.6%	4.2%	2.6%	2.2%
Other Affiliates		189	-	189	2.7%	2.4%	0.0%	0.0%	2.2%	1.9%

Total Continuing Shareholders		1,518	1,581	3,099	22.1%	19.5%	87.9%	65.0%	35.7%	30.4%

Non-Continuing Shareholders
Scott Runkel		-	-	-	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Jeanne Lyons		2	-	2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
David F. Brashears		41	-	41	0.6%	0.5%	0.0%	0.0%	0.5%	0.4%
All Others		5,323	217	5,540	77.3%	68.5%	12.1%	8.9%	63.8%	54.3%

Total Non-Continuing Shareholders		5,366	217	5,583	77.9%	69.0%	12.1%	8.9%	64.3%	54.7%

Total Primary		6,884	1,798	8,682	100.0%	88.6%	100.0%	73.9%	100.0%	85.1%

Other Securities Issuable
Continuing Shareholders
E.J. Elliot	$2.08	590	-	590		7.6%		0.0%		5.8%
John E. Elliot	$2.08	-	318	318		0.0%		13.1%		3.1%
Marc G. Elliot	$2.08	-	318	318		0.0%		13.1%		3.1%
Other Affiliates	na	-	-	-		0.0%		0.0%		0.0%

Total Continuing Shareholders		590	636	1,226		7.6%		26.1%		12.0%

Non-Continuing Shareholders
Scott Runkel	$0.87	100	-	100		1.3%		0.0%		1.0%
Jeanne Lyons	$1.65	10	-	10		0.1%		0.0%		0.1%
David F. Brashears	$1.75	140	-	140		1.8%		0.0%		1.4%
All Others	$1.65	50	-	50		0.6%		0.0%		0.5%

Total Non-Continuing Shareholders		300	-	300		3.9%		0.0%		2.9%

		1,480	1,272	2,752		19.0%		52.3%		27.0%

Fully Diluted		7,774	2,434	10,208		100.0%		100.0%		100.0%

Sources of information: Company SEC filings and Company management.

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW
SCOPE OF ENGAGEMENT

•	In arriving at its opinion, Capitalink took into account its assessment of general economic, market and financial conditions as well as its experience in connection with similar transactions and securities valuations generally and, among other things:

o	Reviewed documents relating to the Offer.

o	Reviewed publicly available financial information and other data with respect to the Company, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2002, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, and the preliminary July 31, 2003 monthly internal financial statements.

o	Reviewed and analyzed the estimated present value of the Notes.

o	Reviewed and analyzed the Company’s projected unlevered free cash flows and prepared discounted cash flows.

o	Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to those of the Company.

o	Reviewed and analyzed certain financial characteristics of comparable transactions that involved the acquisition of companies that were deemed to have characteristics comparable to those of the Company.

o	Reviewed and analyzed the premiums paid in transactions involving the acquisition of a majority ownership interest in publicly traded companies.

o	Reviewed and analyzed the premiums implied by the per share consideration in the Offer.

o	Reviewed and analyzed a range of possible scenarios and cash flow implications regarding the Company’s synthetic fuel investments.

o	Reviewed and discussed with representatives of the management of the Company certain financial and operating information furnished by them, including financial analyses and projections and related assumptions with respect to the business, operations and prospects of the Company.

o	Considered the historical financial results and present financial condition of the Company.

o	Reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of the Company.

o	Inquired about and discussed the Offer and other matters related thereto with Company management, the Board of Directors and its legal counsel.

o	Performed such other analyses and examinations as were deemed appropriate.

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW
SCOPE OF ENGAGEMENT

•	The Capitalink opinion is necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of October 7, 2003. Accordingly, although subsequent developments may affect its opinion, Capitalink does not assume any obligation to update, review or reaffirm its opinion.

•	Capitalink assumes that the Offer will be consummated substantially in accordance with the terms set forth, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations or in the alternative that any such amendments, revisions or waivers thereto will not be detrimental to the Company or the Non-Continuing stockholders of the Company.

•	Capitalink has relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by it without assuming any responsibility for any independent verification of any such information and has further relied upon the assurances of Company management that it is not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections utilized, Capitalink assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such projections provide a reasonable basis upon which it could form an opinion.

•	Capitalink has not made a physical inspection of the properties and facilities of the Company and has not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of the Company.

•	Capitalink assumed that the Offer will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. In addition, based upon discussions with the Company, it is assumed that the Offer will be a taxable event to the Company’s stockholders.

•	Capitalink has not been requested to opine as to, and the opinion does not in any manner address, the underlying business decision of the Company to proceed with or affect the Offer.

Gencor Industries, Inc.	CONFIDENTIAL

TRANSACTION OVERVIEW
SCOPE OF ENGAGEMENT

•	Capitalink was not asked to consider, and its opinion does not address, the relative merits of the Offer as compared to any alternative business strategy that might exist for the Company. Capitalink was not engaged to seek alternatives to the Offer that might exist for the Company.

•	The opinion is for the use and benefit of the Board of Directors in connection with its consideration of Offer and is not intended to be and does not constitute a recommendation to any stockholder of the Company as to whether such stockholder should tender their respective shares of common stock. We do not express any opinion as to the underlying valuation or future performance of the Company or the price at which the Company’s common stock would trade at any time in the future.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY OVERVIEW

Gencor Industries, Inc.	CONFIDENTIAL

OVERVIEW OF COMPANY
SUMMARY

•	Gencor is a manufacturer of heavy machinery used in the production of asphalt and highway construction materials, synthetic fuels and environmental control equipment.

•	Gencor’s origins began in 1968 with the merger of Mechtron Corporation with General Combustion, Inc. and Genco Manufacturing, Inc. Over the next twenty years, the Company began a series of acquisitions in fields related to asphalt production. In 1996, the Company expanded their acquisitions to include the food processing machinery industry.

•	On September 13, 2000, the Company filed voluntary petitions commencing cases under Chapter 11 of the United States Bankruptcy Code. The Company emerged from Chapter 11 during the first quarter of 2002 and filed the Amended Plan on July 11, 2001, which satisfied all of the Company’s debts in full. The Company sold off their non-core businesses, including those related to the food processing machinery sector.

•	Currently, the Company’s products are manufactured in one facility in the United Kingdom and two facilities in the United States. The Company believes it has the largest installed base of asphalt production plants in the United States.

•	The Company’s principal core products include: asphalt plants; combustion systems; and fluid heat transfer systems:

o	Asphalt Plants: Gencor manufactures hot-mix asphalt plants used in the production of asphalt paving materials; related asphalt plant equipment such as hot-mix storage silos, fabric filtration systems, cold-feed bins; all other plant components; fully mobile batch plants; mobile shredders; and trommel screens.

o	Combustion Systems: Gencor manufactures combustion systems for the asphalt and aggregate drying industries; manufactures soil decontamination machinery; combustion systems for rotary dryers, kilns, fume; and liquid incinerators, boilers and tank heaters.

Gencor Industries, Inc.	CONFIDENTIAL

OVERVIEW OF COMPANY
SUMMARY

o	Fluid Heat Transfer Systems: Gencor manufactures thermal fluid heat transfer systems and specialty storage tanks. Heaters are available for vertical, horizontal and underground tanks in steel, stainless steel and other materials designed to meet large or small specific job requirements.

•	The Company’s asphalt-related business is seasonal in nature primarily because its products are used by the highway construction industry. Orders for the Company’s products are generally placed between November and February; and the majority of shipments are delivered before May.

•	The Company’s products are sold through a combination of Company sales representatives and independent dealers and agents located worldwide.

•	Gencor is engaged in product engineering and development efforts to expand its product lines and to further develop more energy-efficient and environmentally compatible systems. Significant developments include the use of cost-effective, non-fossil fuels, refuse-derived fuel, coal and coal mixtures, the economical recycling of old asphalt and new designs of environmentally compatible asphalt plants.

•	Gencor has previously received cash distributions from its 45% interest in Carbontronics LLC and its 25% interests in each of Carbontronics II LLC and Carbontronics Fuels LLC (collectively “Carbontronics”). Such income is based on the applicable provisions of Section 29 of the Internal Revenue Code, pursuant to which tax credits are available as a result of the production of synthetic fuel, an alternative energy source. To qualify for such Section 29 tax credits, a taxpayer has to meet a long and stringent list of controls and requirements, which for each producer of synthetic fuels culminates in a Private Letter Ruling (PLR) issued by the Internal Revenue Service (“IRS”). As a consequence, the historical performance of the entities comprising the Company’s interests in synfuel production has been one of frequent disruptions, and total unpredictability as to when and if any income and distribution thereof may occur. Further, the limited partners of these entities have the right to suspend any and all payments under certain conditions and circumstances, including initiations of IRS review (“Tax Event”).

•	After the three quarterly distributions of fiscal year 2003, in June 2003 the IRS announced that it had reason to question the scientific validity of certain test procedures and results that have been presented to it by

Gencor Industries, Inc.	CONFIDENTIAL

OVERVIEW OF COMPANY
SUMMARY

taxpayers with interests in synfuel operations as evidence that the required “significant chemical change” has, indeed, occurred so as to quality as synthetic fuel. The IRS has suspended the issuance of PLR’s and it may revoke existing PLR’s that relied on the procedures and results under review if it determines that those test procedures and results do not demonstrate that a significant chemical change has occurred.

•	In August 2003, the Company received noticed of a Tax Event and the IRS has requested Carbontronic records proposing to examine chemical change issues. Based upon these recent events, the Company can not predict if, and when, it might expect any additional distributions from Carbontronics

•	Capitalink noted several general factors to be considered in connection with the status of Gencor as a publicly traded company:

o	The Company’s common stock historically has a limited trading volume and therefore a lack of liquidity for the Company’s stockholders.

o	The Company is not part of a high-growth industry that attracts investor interest and a high trading multiple.

o	The Company has not realized the benefits of public company status (i.e., ability to raise capital, use of stock as currency in acquisitions), but incurs the increased expenses necessary to comply with reporting requirements and other public company obligations.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

•	Capitalink reviewed the Company’s historical and estimated financial data for the four fiscal years (“FY”) ended September 30, 2002, the nine months ended June 30, 2003 and preliminary data for the month of July 31, 2003. In addition, Capitalink reviewed the Company’s projections for the FY ending September 30, 2004 through September 30, 2007.

•	Gencor’s operations can be divided into two main operations; (i) the core business operations, which includes the domestic and international asphalt plant manufacturing business, and (ii) their interest in Carbontronics. Capitalink’s analysis will analyze each of these operations separately.

•	Revenue for the Company’s core business fell significantly over the reviewed period - from $101.4 million in FY1999 to $64.7 million for the latest twelve months (“LTM”) ended June 30, 2003. The fall in revenues was primarily due to several factors including the sale of the Company’s profitable food machinery business in FY2001, the general downturn in the economy partially stemming from the affects of September 11th, and the deterioration and closure of much of the Company’s international business.

•	Despite the fall in revenues over the past five years, the Company’s gross margin has remained fairly stable between approximately 25% and 28%. However, the Company’s earning before interest, taxes, depreciation and amortization (“EBITDA”) for its core operating business has gradually fallen from a high of $12.9 million in FY2000 to $3.3 million for the LTM ended June 30, 2003, primarily due to the reasons outlined above.

•	Over the past few years, the Company has also received approximately $15.2 million in cash distributions from its investment in Carbontronics. Based upon these recent events, the Company can not predict if, and when, it might expect any additional distributions from Carbontronics. The IRS is taking steps to attempt to revoke synthetic fuel tax credits and audit the chemical composition of those entities currently generating tax credits, including Carbontronics.

•	Despite little growth in the Company’s core business, the Company’s capital position has improved significantly over the past two years since filing for Chapter 11 in FY2001. Prior to filing, the Company had approximately $105.9 million in interest bearing debt as of December 31, 2000. By the end of FY2001, after

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

filing and through the sale of its food machinery business, total interest bearing debt fell to $35.8 million. As of June 30, 2003 interest-bearing debt was approximately $15.5 million.

•	The Company’s stockholders equity has also improved significantly from $(7.4) million as of September 30, 2000 to $12.9 million as of June 30, 2003. The improvement in the Company’s debt position and stockholders equity is primarily a result of the steady performance of the Company’s core operations, and the cash generated from Carbontronics.

•	Capitalink also reviewed the preliminary results for the month of July 2003 for the Company. For the LTM ended July 31, 2003, revenue was $58.9 million and EBITDA fell to $2.9 million. As of July 31, 2003, the Company also had approximately $9.9 million in interest bearing debt and $8.5 million in cash.

•	In August 2003, Gencor refinanced their existing debt with PNC Bank, providing them with a $20.0 million debt facility with interest paid at prime (currently at 4.0%).

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Normalized Comparative Summary Income Statements - Core Business
($ in thousands except per share)

					for the 9 months ended		LTM
	for years ended September 30				June 30,		June 30,

	1999	2000	2001	2002	2002	2003	2003

Revenue
Domestic	$68,195	$70,391	$53,124	$41,207	$32,774	$38,664	$47,097
International	33,204	26,417	18,010	26,278	18,384	9,660	17,554

Total Revenue	101,399	96,808	71,134	67,485	51,158	48,324	64,651
Cost of Goods Sold
Domestic	59,161	47,297	37,272	29,394	23,198	27,137	33,333
International	26,754	22,212	15,998	21,538	14,981	8,454	15,011

Total Cost of Goods Sold	85,915	69,509	53,270	50,932	38,179	35,591	48,344

Gross Profit	15,484	27,299	17,864	16,553	12,979	12,733	16,307
Selling, General & Admin	26,193	16,978	14,311	12,491	9,553	9,170	12,108
Product Engineering & Development	4,404	2,783	2,351	1,701	1,300	1,309	1,710

Total Operating Expenses	30,597	19,761	16,662	14,192	10,853	10,479	13,818

Operating Income (Loss)	(15,113)	7,538	1,202	2,361	2,126	2,254	2,489
Interest Income (Expense)	(3,124)	(2,839)	(476)	(2,131)	(1,619)	(1,143)	(1,655)
Other Income (Expense)	(883)	111	(117)	(92)	28	12	(108)

Pre-tax Income (Loss)	(19,120)	4,810	609	138	535	1,123	726
Income Tax (Benefit)	(6,576)	(148)	-	(39)	256	1,116	821

Normalized Net Income	$(12,544)	$4,958	$609	$177	$279	$7	$(95)

Normalized EBIT	$(15,996)	$7,649	$1,085	$2,269	$2,154	$2,266	$2,381
Total Depreciation & Amortization	$4,731	$5,240	$4,021	$1,378	$1,170	$706	$914
Normalized EBITDA	$(11,265)	$12,889	$5,106	$3,647	$3,324	$2,972	$3,295
Capital Expenditures, net of Disposals (CAPEX, net)	$1,613	$1,624	$88	$304	$219	$84	$169
Normalized EBITDA - CAPEX	$(12,878)	$11,265	$5,018	$3,343	$3,105	$2,888	$3,126
Earnings per Share
Basic Normalized EPS	$(1.44)	$0.57	$0.07	$0.02	$0.03	$-	$(0.01)
Basic Reported EPS	$(2.75)	$0.09	$1.03	$0.24	$0.18	$0.87	$0.93
Weighted Average Shares Outstanding (thousands)	8,682	8,682	8,682	8,682	8,682	8,682	8,682
Diluted Normalized EPS	$(1.44)	$0.57	$0.07	$0.02	$0.03	$-	$(0.01)
Diluted Reported EPS	$(2.75)	$0.09	$1.03	$0.23	$0.17	$0.85	$0.92
Weighted Average Shares Outstanding (thousands)	8,682	8,682	8,682	9,072	9,186	8,872	8,758
Normalizing Reconciliation
Restructuring/Goodwill Impairment	$-	$(3,690)	$(5,072)	$(302)	$(302)	$-	$-
Other Unusual (Expense) Gain Items	-	-	215	1,954	1,954	12,228	12,228
Income Tax Shelter (Charge) from Unusual Items	-	-	-	-	(578)	(4,700)	(4,122)

Unusual (Expense) Gain Items, net of Taxes	-	(3,690)	(4,857)	1,652	1,074	7,528	8,106
Discontinued Operations, net of Taxes	(11,322)	(476)	9,336	241	172	-	69
Extraordinary Items, net of Taxes	-	-	3,835	-	-	-	-

Total Reconciling Items, net of Taxes	$(11,322)	$(4,166)	$8,314	$1,893	$1,246	$7,528	$8,175

Reported Income Tax (Benefit)	$(6,576)	$(148)	$-	$(39)	$834	$5,816	$4,943
Reported Net Income (Loss)	$(23,866)	$792	$8,923	$2,070	$1,525	$7,535	$8,080
Comprehensive Gain/(Loss)	$(2,449)	$(3,940)	$774	$951	$743	$(23)	$185
Reported Comprehensive Net Income (Loss)	$(26,315)	$(3,148)	$9,697	$3,021	$2,268	$7,512	$8,265

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Normalized Common Sized Summary Income Statements - Core Business

					for the 9 months ended		LTM
	for years ended September 30				June 30,		June 30,

	1999	2000	2001	2002	2002	2003	2003

Revenue
Domestic	67.3%	72.7%	74.7%	61.1%	64.1%	80.0%	72.8%
International	32.7%	27.3%	25.3%	38.9%	35.9%	20.0%	27.2%

Total Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of Goods Sold
Domestic	58.3%	48.9%	52.4%	43.6%	45.3%	56.2%	51.6%
International	26.4%	22.9%	22.5%	31.9%	29.3%	17.5%	23.2%

Total Cost of Goods Sold	84.7%	71.8%	74.9%	75.5%	74.6%	73.7%	74.8%

Gross Profit	15.3%	28.2%	25.1%	24.5%	25.4%	26.3%	25.2%
Selling, General & Admin	25.8%	17.5%	20.1%	18.5%	18.7%	19.0%	18.7%
Product Engineering & Development	4.3%	2.9%	3.3%	2.5%	2.5%	2.7%	2.6%

Total Operating Expenses	30.2%	20.4%	23.4%	21.0%	21.2%	21.7%	21.4%

Operating Income (Loss)	-14.9%	7.8%	1.7%	3.5%	4.2%	4.7%	3.8%
Interest Income (Expense)	-3.1%	-2.9%	-0.7%	-3.2%	-3.2%	-2.4%	-2.6%
Other Income (Expense)	-0.9%	0.1%	-0.2%	-0.1%	0.1%	0.0%	-0.2%

Pre-tax Income (Loss)	-18.9%	5.0%	0.9%	0.2%	1.0%	2.3%	1.1%
Income Tax (Benefit)	-6.5%	-0.2%	0.0%	-0.1%	0.5%	2.3%	1.3%

Normalized Net Income	-12.4%	5.1%	0.9%	0.3%	0.5%	0.0%	-0.1%

Normalized EBIT	-15.8%	7.9%	1.5%	3.4%	4.2%	4.7%	3.7%
Total Depreciation & Amortization	4.7%	5.4%	5.7%	2.0%	2.3%	1.5%	1.4%
Normalized EBITDA	-11.1%	13.3%	7.2%	5.4%	6.5%	6.2%	5.1%
Capital Expenditures, net of Disposals (CAPEX, net)	1.6%	1.7%	0.1%	0.5%	0.4%	0.2%	0.3%
Normalized EBITDA - CAPEX	-12.7%	11.6%	7.1%	5.0%	6.1%	6.0%	4.8%
Normalizing Reconciliation
Restructuring/Goodwill Impairment	0.0%	-3.8%	-7.1%	-0.4%	-0.6%	0.0%	0.0%
Other Unusual (Expense) Gain Items	0.0%	0.0%	0.3%	2.9%	3.8%	25.3%	18.9%
Income Tax Shelter (Charge) from Unusual Items	0.0%	0.0%	0.0%	0.0%	-1.1%	-9.7%	-6.4%

Unusual (Expense) Gain Items, net of Taxes	0.0%	-3.8%	-6.8%	2.4%	2.1%	15.6%	12.5%
Discontinued Operations, net of Taxes	-11.2%	-0.5%	13.1%	0.4%	0.3%	0.0%	0.1%
Extraordinary Items, net of Taxes	0.0%	0.0%	5.4%	0.0%	0.0%	0.0%	0.0%

Total Reconciling Items, net of Taxes	-11.2%	-4.3%	11.7%	2.8%	2.4%	15.6%	12.6%

Reported Income Tax (Benefit)	-6.5%	-0.2%	0.0%	-0.1%	1.6%	12.0%	7.6%
Reported Net Income (Loss)	-23.5%	0.8%	12.5%	3.1%	3.0%	15.6%	12.5%
Comprehensive Gain/(Loss)	-2.4%	-4.1%	1.1%	1.4%	1.5%	0.0%	0.3%
Reported Comprehensive Net Income (Loss)	-23.5%	0.8%	12.5%	3.1%	3.0%	15.6%	12.8%

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Comparative Summary Balance Sheets - Core Business
($ in thousands, except per share)

	as of September 30,				as of June 30,

	1999	2000	2001	2002	2002	2003
Assets
Current Assets
Cash & Equivalents	$9,581	$17,971	$14,158	$12,305	$12,574	$16,113
Accounts Receivable	29,665	22,469	8,672	8,512	12,157	4,390
Inventory	2,813	1,661	23,105	19,012	18,014	14,156
Deferred Income Taxes	39,780	41,394	-	-	-	-
Prepaid & Other	11,585	2,374	2,021	1,938	1,367	1,115

Total Current Assets	93,424	85,869	47,956	41,767	44,112	35,774
Property & Equipment	65,078	63,935	33,930	33,673	33,601	33,760
Less Accumulated Depreciation	(29,301)	(30,368)	(17,156)	(17,980)	(17,861)	(18,629)

Property & Equipment, net	35,777	33,567	16,774	15,693	15,740	15,131
Goodwill, net	13,107	12,018	379	364	375	364
Other Assets	9,639	8,492	4,478	4,360	4,374	4,292

	$151,947	$139,946	$69,587	$62,184	$64,601	$55,561

Liabilities & Stockholders’ Equity
Current Liabilities
Accounts Payable	$21,457	$17,079	$8,788	$9,000	$7,664	$6,289
Accrued Expenses	18,362	14,629	15,513	9,947	11,724	8,440
Income Taxes Payable	2,358	1,362	3,470	3,534	4,533	8,318
Interest Bearing Debt	102,115	105,867	1,495	6,264	3,270	5,439
Customer Deposits	5,445	1,735	405	498	618	893

Total Current Liabilities	149,737	140,672	29,671	29,243	27,809	29,379
Long Term Interest Bearing Debt	-	-	34,333	24,337	28,941	10,020
Post-retirement benefits	2,630	2,950	-	-	-	-
Other Long Term	3,855	3,747	3,309	3,309	3,309	3,309

Total Liabilities	156,222	147,369	67,313	56,889	60,059	42,708
Stockholders’ Equity
Common stock	697	697	697	697	697	697
Class B Stock	189	189	189	189	189	189
Paid in Capital	11,343	11,343	11,343	11,343	11,343	11,343
Accumulated Earnings (Deficit)	(10,902)	(10,110)	(1,187)	883	338	8,418
Accumulated Other Comprehensive Loss	(3,803)	(7,743)	(6,969)	(6,018)	(6,226)	(5,995)
Treasury Stock & Stock Receivable	(1,799)	(1,799)	(1,799)	(1,799)	(1,799)	(1,799)

Total Stockholders’ Equity	(4,275)	(7,423)	2,274	5,295	4,542	12,853

	$151,947	$139,946	$69,587	$62,184	$64,601	$55,561

Net Working Capital	$(56,313)	$(54,803)	$18,285	$12,524	$16,303	$6,395
Common Shares Outstanding (thousands)	8,682	8,682	8,682	8,682	8,682	8,682
Book Value per Share	$(0.49)	$(0.85)	$0.26	$0.61	$0.52	$1.48
Tangible Book Value Per Share	$(2.00)	$(2.24)	$0.22	$0.57	$0.48	$1.44

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Common Sized Summary Balance Sheets - Core Business

	as of September 30,				as of June 30,

	1999	2000	2001	2002	2002	2003
Assets
Current Assets
Cash & Equivalents	6.3%	12.8%	20.3%	19.8%	19.5%	29.0%
Accounts Receivable	19.5%	16.1%	12.5%	13.7%	18.8%	7.9%
Inventory	1.9%	1.2%	33.2%	30.6%	27.9%	25.5%
Deferred Income Taxes	26.2%	29.6%	0.0%	0.0%	0.0%	0.0%
Prepaid & Other	7.6%	1.7%	2.9%	3.1%	2.1%	2.0%

Total Current Assets	61.5%	61.4%	68.9%	67.2%	68.3%	64.4%
Property & Equipment	42.8%	45.7%	48.8%	54.2%	52.0%	60.8%
Less Accumulated Depreciation	-19.3%	-21.7%	-24.7%	-28.9%	-27.6%	-33.5%

Property & Equipment, net	23.5%	24.0%	24.1%	25.2%	24.4%	27.2%
Goodwill, net	8.6%	8.6%	0.5%	0.6%	0.6%	0.7%
Other Assets	6.3%	6.1%	6.4%	7.0%	6.8%	7.7%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Liabilities & Stockholders’ Equity
Current Liabilities
Accounts Payable	14.1%	12.2%	12.6%	14.5%	11.9%	11.3%
Accrued Expenses	12.1%	10.5%	22.3%	16.0%	18.1%	15.2%
Income Taxes Payable	1.6%	1.0%	5.0%	5.7%	7.0%	15.0%
Interest Bearing Debt	67.2%	75.6%	2.1%	10.1%	5.1%	9.8%
Customer Deposits	3.6%	1.2%	0.6%	0.8%	1.0%	1.6%

Total Current Liabilities	98.5%	100.5%	42.6%	47.0%	43.0%	52.9%
Long Term Interest Bearing Debt	0.0%	0.0%	49.3%	39.1%	44.8%	18.0%
Post-retirement benefits	1.7%	2.1%	0.0%	0.0%	0.0%	0.0%
Other Long Term	2.5%	2.7%	4.8%	5.3%	5.1%	6.0%

Total Liabilities	102.8%	105.3%	96.7%	91.5%	93.0%	76.9%
Stockholders’ Equity
Common stock	0.5%	0.5%	1.0%	1.1%	1.1%	1.3%
Class B Stock	0.1%	0.1%	0.3%	0.3%	0.3%	0.3%
Paid in Capital	7.5%	8.1%	16.3%	18.2%	17.6%	20.4%
Accumulated Earnings (Deficit)	-7.2%	-7.2%	-1.7%	1.4%	0.5%	15.2%
Treasury Stock & Stock Receivable	-1.2%	-1.3%	-2.6%	-2.9%	-2.8%	-3.2%

Total Stockholders’ Equity	-2.8%	-5.3%	3.3%	8.5%	7.0%	23.1%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Net Working Capital	-37.1%	-39.2%	26.3%	20.1%	25.2%	11.5%

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Comparative Financial Analysis - Core Business
($ in thousands, except per share)

					as of & for the 9 months ended		as of & for LTM
	as of & for years ended September 30				June 30,		June 30,

	1999	2000	2001	2002	2002	2003	2003

Financial Review
Revenue	$101,399	$96,808	$71,134	$67,485	$51,158	$48,324	$64,651
Gross Profit	$15,484	$27,299	$17,864	$16,553	$12,979	$12,733	$16,307
Total Operating Expenses	$30,597	$19,761	$16,662	$14,192	$10,853	$10,479	$13,818
Operating Income	$(15,113)	$7,538	$1,202	$2,361	$2,126	$2,254	$2,489
Pre-tax Income (Loss)	$(19,120)	$4,810	$609	$138	$535	$1,123	$726
Normalized Net Income (Loss)	$(12,544)	$4,958	$609	$177	$279	$7	$(95)
Normalized EBIT	$(15,996)	$7,649	$1,085	$2,269	$2,154	$2,266	$2,381
Normalized EBITDA	$(11,265)	$12,889	$5,106	$3,647	$3,324	$2,972	$3,295
Normalized Basic EPS	$(2.75)	$0.09	$1.03	$0.24	$0.18	$0.87	$0.93
Normalized Diluted EPS	$(2.75)	$0.09	$1.03	$0.23	$0.17	$0.85	$0.92
Total Assets	$151,947	$139,946	$69,587	$62,184	$64,601	$55,561	$55,561
Net Worth	$(4,275)	$(7,423)	$2,274	$5,295	$4,542	$12,853	$12,853
Tangible Net Worth	$(17,382)	$(19,441)	$1,895	$4,931	$4,167	$12,489	$12,489
Total Interest Bearing Debt	$102,115	$105,867	$35,828	$30,601	$32,211	$15,459	$15,459
Net Interest Bearing Debt	$92,534	$87,896	$21,670	$18,296	$19,637	$(654)	$(654)
Total Capitalization	$97,840	$98,444	$38,102	$35,896	$36,753	$28,312	$28,312
Financial Strength
Quick Ratio	0.6	0.6	0.8	0.8	0.9	0.7	0.7
Current Ratio	0.6	0.6	1.6	1.4	1.6	1.2	na
Total Liabilities to Net Worth	-3654.3%	-1985.3%	2960.1%	1074.4%	1322.3%	332.3%	332.3%
Total Interest Bearing Debt to Net Worth	-2388.7%	-1426.2%	1575.5%	577.9%	709.2%	120.3%	120.3%
Total Interest Bearing Debt to Total Capitalization	104.4%	107.5%	94.0%	85.2%	87.6%	54.6%	54.6%
Net Interest Bearing Debt to Total Capitalization	94.6%	89.3%	56.9%	51.0%	53.4%	-2.3%	-2.3%
Interest Expense to Interest Bearing Debt	3.1%	2.7%	1.3%	7.0%	5.0%	7.4%	10.7%
Total Interest Bearing Debt to Normalized EBITDA	na	8.2	7.0	8.4	9.7	5.2	4.7
Normalized EBITDA to Interest Expense	na	4.5	10.7	1.7	2.1	2.6	2.0
Normalized EBITDA-CAPEX, net to Interest Exp.	na	4.0	10.5	1.6	1.9	2.5	1.9
Effectiveness and Efficiency
Accounts Receivable Turnover	na	3.7	4.6	7.9	3.7	2.1	7.8
Inventory Turnover	na	31.1	4.3	2.4	1.9	2.1	3.0
Asset Turnover	na	0.7	0.7	1.0	0.8	0.8	1.1
Days Sales Outstanding	na	98.3	79.9	46.5	74.5	127.2	46.7
Days Inventory Outstanding	na	11.7	84.8	150.9	147.0	127.2	121.4
Days Payable Outstanding	na	78.8	67.5	49.8	45.8	45.3	41.0
Normalized EBIT to Average Assets	na	5.2%	1.0%	3.4%	na	na	4.0%
Normalized EBIT to Net Worth	na	-130.8%	-42.1%	60.0%	na	na	27.4%
Normalized EBITDA to Average Assets	na	8.8%	4.9%	5.5%	na	na	5.5%
Normalized EBITDA to Net Worth	na	-220.4%	-198.3%	96.4%	na	na	37.9%
Normalized Net Income to Average Assets	na	3.4%	0.6%	0.3%	na	na	-0.2%
Normalized Net Income to Net Worth	na	-84.8%	-23.7%	4.7%	na	na	-1.1%

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Comparative Financial Analysis Continued - Core Business
($ in thousands, except per share)

					as of & for the 9 months ended		as of & for LTM
	as of & for years ended September 30				June 30,		June 30,

	1999	2000	2001	2002	2002	2003	2003

Profitability Ratios (as % of Revenue)
Gross Profit Margin	15.3%	28.2%	25.1%	24.5%	25.4%	26.3%	25.2%
SG&A	25.8%	17.5%	20.1%	18.5%	18.7%	19.0%	18.7%
Total Operating Expenses	30.2%	20.4%	23.4%	21.0%	21.2%	21.7%	21.4%
Operating Income	-14.9%	7.8%	1.7%	3.5%	4.2%	4.7%	3.8%
Pre-tax Income (Loss)	-18.9%	5.0%	0.9%	0.2%	1.0%	2.3%	1.1%
Normalized Net Income (Loss)	-12.4%	5.1%	0.9%	0.3%	0.5%	0.0%	-0.1%
Normalized EBIT	-15.8%	7.9%	1.5%	3.4%	4.2%	4.7%	3.7%
Normalized EBITDA	-11.1%	13.3%	7.2%	5.4%	6.5%	6.2%	5.1%
Growth Rates
Revenue	na	-4.5%	-26.5%	-5.1%	na	-5.5%	-4.2%
Gross Profit	na	76.3%	-34.6%	-7.3%	na	-1.9%	-1.5%
Operating Income	na	na	-84.1%	96.4%	na	6.0%	5.4%
Pre-tax Income (Loss)	na	na	-87.3%	-77.3%	na	109.9%	426.1%
Normalized Net Income (Loss)	na	na	-87.7%	-70.9%	na	-97.6%	-153.9%
Normalized EBIT	na	na	-85.8%	109.1%	na	5.2%	4.9%
Normalized EBITDA	na	na	-60.4%	-28.6%	na	-10.6%	-9.7%
Normalized Basic EPS	na	na	1044.4%	-76.7%	na	383.3%	287.5%
Normalized Diluted EPS	na	na	1044.4%	-77.7%	na	400.0%	300.0%
Total Assets	na	-7.9%	-50.3%	-10.6%	na	-14.0%	-10.7%
Net Worth	na	na	na	132.8%	na	183.0%	142.7%
Tangible Net Worth	na	na	na	160.2%	na	199.7%	153.3%
CAPEX, net	na	0.7%	-94.6%	245.5%	na	-61.6%	-44.4%
Cumulative Average Growth Rate (CAGR) Statistics
Revenue	na	-4.5%	-16.2%	-12.7%	na	na	na
Gross Profit	na	76.3%	7.4%	2.3%	na	na	na
Operating Income	na	na	na	na	na	na	na
Pre-tax Income (Loss)	na	na	na	na	na	na	na
Normalized Net Income (Loss)	na	na	na	na	na	na	na
Normalized EBIT	na	na	na	na	na	na	na
Normalized EBITDA	na	na	na	na	na	na	na
Normalized Basic EPS	na	na	na	na	na	na	na
Normalized Diluted EPS	na	na	na	na	na	na	na
Total Assets	na	-7.9%	-32.3%	-25.8%	na	na	na
Net Worth	na	na	na	na	na	na	na
Tangible Net Worth	na	na	na	na	na	na	na
CAPEX, net	na	0.7%	-76.6%	-42.7%	na	na	na
Depreciation & Capital Spending
Depreciation to CAPEX, net	293.3%	322.7%	4569.3%	453.3%	534.2%	840.5%	540.8%
CAPEX, net to Revenue	1.6%	1.7%	0.1%	0.5%	0.4%	0.2%	0.3%

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Selected Normalized Income Statement Graphs - Core Business
($ in thousands, except per share)

Revenue
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Gross Profit
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Total Operating Expenses
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Operating Income
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized EBIT
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized EBITDA
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Interest Income (Expense)
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(2,500)
$(3,000)
$(3,500)
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized Net Income (Loss)
$6,000
$4,000
$2,000
$-
$(2,000)
$(4,000)
$(6,000)
$(8,000)
$(10,000)
$(12,000)
$(14,000)
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized Basic EPS
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
$(2.00)
$(2.50)
$(3.00)
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Selected Normalized Profitability and Cost (as % of Revenue) Graphs - Core Business

Gross Profit Margin
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

SG&A
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Operating Income
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Interest Income (Expense)
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
-2.5%
-3.0%
-3.5%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Pre-tax Income (Loss)
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized Net Income (Loss)
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-14.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized EBITDA
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized EBIT
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

CAPEX, net to Revenue
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Selected Normalized Financial Strength Graphs - Core Business
($ in thousands)

Net Working Capital
$20,000
$10,000
$-
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$(50,000)
$(60,000)
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Current Ratio
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
-
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Quick Ratio
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
-
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Total Liabilities to Net Worth
3000.0%
2000.0%
1000.0%
0.0%
-1000.0%
-2000.0%
-3000.0%
-4000.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Total Interest Bearing Debt to Net Worth
2000.0%
1500.0%
1000.0%
500.0%
0.0%
-500.0%
-1000.0%
-1500.0%
-2000.0%
-2500.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Total Interest Bearing Debt to Total Capitalization
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Interest Expense to Interest Bearing Debt
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Total Interest Bearing Debt to EBITDA
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

EBITDA to Interest Expense
1200.0%
1000.0%
800.0%
600.0%
400.0%
200.0%
0.0%
FY 1999
FY 2000
FY 2001
FY 2002
LTM 2003

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Selected Normalized Efficiency Graphs - Core Business

Days Sales Outstanding
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
FY 2000
FY 2001
FY 2002
LTM 2003

Days Inventory Outstanding
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
FY 2000
FY 2001
FY 2002
LTM 2003

Days Payable Outstanding
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized EBIT to Average Assets
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized EBIT to Average Net Worth
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
-120.0%
-140.0%
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized EBITDA to Average Assets
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
FY 2000
FY 2001
FY 2002
LTM 2003

Normalized EBITDA to Average Net Worth
100.0%
50.0%
0.0%
-50.0%
-100.0%
-150.0%
-200.0%
-250.0%
FY 2000
FY 2001
FY 2002
LTM 2003

Net Income to Average Assets
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
FY 2000
FY 2001
FY 2002
LTM 2003

Net Income to Average Net Worth
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
-80.0%
-90.0%
FY 2000
FY 2001
FY 2002
LTM 2003

Sources of information: Company financial statements and management

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

•	Capitalink reviewed the daily closing market price and trading volume of the Company’s common stock over two time periods:

•	One year look back period (October 3, 2002 through October 3, 2003).

•	Period since Amended Plan of Reorganization was approved (the period since July 12, 2001).

•	Capitalink compared the daily closing market price performance of the Company’s common stock for both periods to both the Comparable Companies (as defined below) and the Russell 3000 Index.

•	Capitalink calculated total trading volumes at various closing price ranges of the Company’s common stock. In addition, the number of trading days, and the respective percentages, at certain trading volumes, was set forth.

•	Capitalink noted the following characteristics of the Company’s common stock:

•	For the one year look back period:

•	The Company’s stock has experienced limited liquidity with the average and median daily number of shares traded was 3,652 and 1,400 respectively. It was further noted that there was no volume on 52 trading days or approximately 20.6% of the available trading days.

•	During this period, the Company’s share price ranged from a high of $3.45 to a low of $0.93. The Company’s common stock closed at $2.45 on October 3, 2003.

•	During this period, the Company’s common stock increased 58.1%, while the Comparable Companies index fell 8.2% and the Russell 3000 Index rose 10.1%.

•	For the period since July 12, 2001:

•	The Company’s average and median daily number of shares traded was 5,608 and 2,100 respectively. It was further noted that there was no volume on 16.5% of the available trading days.

•	During this period, the Company’s share price ranged from a high of $4.35 to a low of $0.93.

•	During this period, the Company’s common stock increased 6.5%, while the Comparable Companies index fell 10.8% and the Russell 3000 Index fell 12.3%.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Closing Price & Trading Volume History

October 03, 2002 - October 03, 2003

Start	End	High	Average	Median	Low	Avg. Volume	Median Volume

3-Oct-02 $1.5500	3-Oct-03 $2.4500	3-Jul-03 $3.4500	$1.7544	$1.4000	30-Dec-02 $0.9300	3,652	1,400

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor vs Comparable Company Index (1) and Russell 3000 Index

October 03, 2002 - October 03, 2003

% Change	Gencor	Comparables	Russell 3000
First Half of Period	-16.1%	-36.4%	-8.0%
Second Half of Period	88.5%	44.2%	19.6%
Full Period	58.1%	-8.2%	10.1%

(1) Reflects the market cap weighted prices of the comparable companies utilized in the Comparable Company Analysis.

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Closing Price Ranges as Percentage of Total Trading Days

October 03, 2002 - October 03, 2003

Price Range	$0.000 - $1.000	$1.001 - $1.313	$1.314 - $1.625	$1.626 - $1.938	$1.939 - $2.250	$2.251 - $2.563	$2.564 - $2.875	$2.876 - $3.188	$3.189 +

Days in Range	2	117	27	15	21	34	10	17	10
Percentage	0.8%	46.2%	10.7%	5.9%	8.3%	13.4%	4.0%	6.7%	4.0%

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Trading Volume per Price Range as Percentage of Total Volume

October 03, 2002 - October 03, 2003

Price Range	$0.000 - $1.000	$1.001 - $1.313	$1.314 - $1.625	$1.626 - $1.938	$1.939 - $2.250	$2.251 - $2.563	$2.564 - $2.875	$2.876 - $3.188	$3.189 +

Days in Range	33,300	294,300	63,400	44,100	50,200	151,300	31,800	159,100	96,500
Percentage	3.6%	31.9%	6.9%	4.8%	5.4%	16.4%	3.4%	17.2%	10.4%

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Trading Volume Ranges as a Percentage of Total Volume

October 03, 2002 - October 03, 2003

	No volume	>0<2,000	>2,001<4,000	>4,001<6,000	>6,001<10,000	>10,001<15,000	>15,001<50,000	>50,001

Days in Range	52	96	38	19	28	9	9	2
Percentage	20.6%	37.9%	15.0%	7.5%	11.1%	3.6%	3.6%	0.8%

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Closing Price & Trading Volume History

July 12, 2001 - October 03, 2003

Start	End	High	Average	Median	Low	Avg. Volume	Median Volume

12-Jul-01 $2.3000	3-Oct-03 $2.4500	29-Apr-02 $4.3500	$2.4353	$2.5000	30-Dec-02 $0.9300	5,608	2,100

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor vs Comparable Company Index (1) and Russell 3000 Index

July 12, 2001 - October 03, 2003

	Gencor	Comparables	Russell 3000

% Change	6.5%	-10.8%	-12.3%

(1) Reflects the market cap weighted prices of the comparable companies utilized in the Comparable Company Analysis.

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Closing Price Ranges as Percentage of Total Trading Days

July 12, 2001 - October 03, 2003

Price Range	$0.000 - $1.000	$1.001 - $1.438	$1.439 - $1.875	$1.876 - $2.313	$2.314 - $2.750	$2.751 - $3.188	$3.189 - $3.625	$3.626 - $4.063	$4.064 +

Days in Range	2	126	54	67	90	91	52	45	32
Percentage	0.4%	22.5%	9.7%	12.0%	16.1%	16.3%	9.3%	8.1%	5.7%

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Trading Volume per Price Range as Percentage of Total Volume

July 12, 2001 - October 03, 2003

Price Range	$0.000 - $1.000	$1.001 - $1.438	$1.439 - $1.875	$1.876 - $2.313	$2.314 - $2.750	$2.751 - $3.188	$3.189 - $3.625	$3.626 - $4.063	$4.064 +

Volume	33,300	316,700	154,100	254,300	463,300	818,200	577,100	335,700	182,300
Percentage	1.1%	10.1%	4.9%	8.1%	14.8%	26.1%	18.4%	10.7%	5.8%

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Gencor Trading Volume Ranges as a Percentage of Total Volume

July 12, 2001 - October 03, 2003

	No volume	>0<2,000	>2,001<4,000	>4,001<6,000	>6,001<10,000	>10,001<15,000	>15,001<50,000	>50,001

Days in Range	92	184	89	40	63	35	51	5
Percentage	16.5%	32.9%	15.9%	7.2%	11.3%	6.3%	9.1%	0.9%

Sources of information: Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
METHODOLOGIES

•	Based upon a review of the Company’s historical financial data, projections, and certain other qualitative data, Capitalink utilized several valuation methodologies to determine a range of values for the Company.

•	Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the Offer.

•	Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that the analyses, taken as a whole, supported its determination. Accordingly, the analyses must be considered as a whole and selecting portions of analyses or the factors considered, without considering all analyses and factors collectively, could create an incomplete and incorrect view of the process underlying the analyses in connection with the preparation of the opinion.

•	The financial reviews and analyses include information presented in tabular format. In order to fully understand Capitalink’s financial review and analyses, the tables must be read together with the text of the presentation. The tables alone are not a complete description of the financial review and analyses and considering the tables alone could create a misleading or incomplete view of Capitalink’s financial review and analyses.

•	The methodologies utilized by Capitalink included:

•	A review of the historical and projected financial information of the Company as prepared by management.

•	A review and comparison of the trading of, and the trading market for, the common stock of the Company, the Comparable Companies and a general market index over the last twelve months, and since July 12, 2001.

•	A review of the estimated present value of the Note.

•	A review of a discounted cash flow analysis of the Company, with sensitivity analyses based on a range of assumptions.

•	A review and comparison of trading multiples for deemed comparable publicly-traded companies for the Company.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
METHODOLOGIES

•	A review and comparison of transaction multiples for deemed comparable transactions for the Company.

•	A review and comparison of the premiums paid in transactions involving the acquisition of a controlling ownership interest in publicly traded companies.

•	A review of the premiums implied by the per share consideration in the Offer.

•	Reviewed and analyzed a range of possible scenarios and cash flow implications of the Company’s Carbontronics investments.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SUMMARY

Illustrative Indicated Reference Range Summary

(1) Please reference the appropriate Analysis for further discussion and sources of information.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SUMMARY

Indicated Reference Range Summary
($ in thousands, except per share)

				Indicated Common Stock	Enterprise Value of	Indicated Common Stock
		Selected Multiple	Enterprise Value of	Share Price of	Core Business	Share Price of Core Business
Methodology (1)	Statistic	Range	Core Business	Core Business	& Carbontronics	& Carbontronics

Discounted Cash Flow Analysis
LTM Revenue Terminal Multiple			$12,568 - $16,872	$1.32 - $1.72	$19,744 - $27,017	$2.02 - $2.71
LTM EBITDA Terminal Multiple			$16,023 - $20,536	$1.64 - $2.06	$23,198 - $30,682	$2.34 - $3.05
Perpetual Growth Method			$16,468 - $22,618	$1.68 - $2.25	$23,644 - $32,763	$2.39 - $3.25
Indicated Reference Range			$15,020 - $20,009	$1.55 - $2.01	$22,195 - $30,154	$2.25 - $3.01
Comparable Company Analysis
Enterprise Value as Multiple of:
LTM 7/31/03 Revenue	$58,950	0.35x - 0.45x	$20,633 - $26,528	$2.07 - $2.62	$27,808 - $36,673	$2.77 - $3.61
CFY Revenue	$55,843	0.4x - 0.5x	$19,545 - $25,129	$1.97 - $2.49	$26,720 - $35,274	$2.67 - $3.48
NFY Revenue	$51,014	0.3x 0.4x	$15,304 $20,406	$1.57 $2.05	$22,480 - $30,551	$2.28 - $3.04
LTM 7/31/03 EBITDA	$2,880	5.0x 6.0x	$14,400 $17,280	$1.49 $1.76	$21,575 - $27,425	$2.19 - $2.75
CFY EBITDA	$2,758	4.5x - 5.5x	$12,411 $15,169	$1.30 $1.56	$19,586 - $25,314	$2.01 - $2.56
NFY EBITDA	$4,370	4.0x - 5.0x	$17,480 $21,850	$1.78 $2.18	$24,655 - $31,995	$2.48 - $3.18
Indicated Reference Range			$16,629 - $21,060	$1.70 - $2.11	$23,804 - $31,205	$2.40 - $3.10
Comparable Transactions Analysis
Enterprise Value as Multiple of:
LTM 7/31/03 Revenue	$58,950	0.36x - 0.41x	$21,251 - $23,908	$2.13 - $2.37	$28,426 - $34,053	$2.83 - $3.37
LTM 7/31/03 EBITDA	$2,880	5.1x - 6.0x	$14,702 - $17,280	$1.52 - $1.76	$21,878 - $27,425	$2.22 - $2.75
Indicated Reference Range			$17,977 - $20,594	$1.82 - $2.07	$25,152 - $30,739	$2.53 - $3.06
Acquisition Premiums
Prior One Day	$2.35	18.9% - 35.5%				$2.79 - $3.18
Prior 5 Day	$2.30	11.1% - 37.5%				$2.55 - $3.16
Prior 30 Day	$2.15	17.8% - 42.5%				$2.53 - $3.06
Indicated Reference Range						$2.63 - $3.14
Premiums Paid Analysis
As of October 03, 2003	16.7%
Prior Day Closing Price	21.7%
Prior 5 Trading Day Average Closing Price	20.7%
Prior 10 Trading Day Average Closing Price	21.2%
Prior 20 Trading Day Average Closing Price	20.9%
Prior 30 Trading Day Average Closing Price	23.5%
Prior 60 Trading Day Average Closing Price	16.1%
Prior 90 Trading Day Average Closing Price	7.3%
Prior Six Month Average Closing Price	24.6%
Prior Year Average Closing Price	60.6%

(1) Please reference the appropriate Analysis for further discussion and sources of information.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
NOTE ANALYSIS

•	In order to effectively compare the consideration in the Offer to implied ranges of value derived in certain of its financial analyses, Capitalink determined a range of net present values of the Notes.

•	In determining a range of net present values of the Notes, an appropriate discount rate should reflect current general economic and market risks in addition to specific risks associated with the investment.

•	Capitalink noted that the Notes would be unsecured and subordinate to all of the Company’s existing debt to banks and other lenders and to all other future debt that the Company designates as debt senior to the Notes. In addition, Capitalink noted that the Company does not intend to register the Notes with the SEC nor list the Notes for trading on an exchange or qualify the Notes for trading on an automated quotation system operated by a national securities association. Therefore, Capitalink assumed that a trading market was not expected to develop for the Notes.

•	Capitalink noted that as of July 31, 2003, the Company had senior debt of approximately $9.8 million and approximately $8.5 million in cash.

•	In order to determine an appropriate range of discount rates to utilize in the present value calculation, Capitalink undertook a search for other obligations with similar risk characteristics consistent with the Notes. In this regard, Capitalink utilized corporate obligations rated BB or lower in its analysis:

•	Based on the Standard and Poor’s Speculative Grade Credit Index on October 1, 2003, the yield of a speculative three-year corporate bond is 969.6 basis points over an estimated three-year current treasury yield of 2.5%. This results in a yield of 12.2%.

•	An examination of all substantial risk corporate bonds [B+ to CCC- grade] maturing in 3 – 5 years resulted in a range of yields between 5.7% and 15.61%.

•	It was noted that all of the obligations in the review were, or had at one time been, publicly traded and that there was no trading market expected to develop for the Notes. This lack of liquidity should be reflected in a higher yield for the Notes.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
NOTE ANALYSIS

•	Capitalink determined an appropriate discount rate to be 16.5% given the Company’s estimated WACC of 17.5% and the current prevailing yields on speculative bonds. Discounting the Note at such rate generated an indicated value for the Note of approximately $0.86.

•	Capitalink added the indicated value of the Note to the $2.00 cash per share to obtain the total value of the Offer of approximately $2.86 (the “Offer Consideration”).

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
NOTE ANALYSIS

Notes Analysis - Indicated Value
($ in thousands, except per share)

Note Information

Per share principal amount of Note	$1.00
Interest Rate	10.0%
Interest paid	Semi-annually
Principal payments:
End of year 1	0.0%
End of year 2	0.0%
End of year 3	100.0%
Security Interest	Subordinate to all of the Company’s existing debt to banks and other lenders and to all other future debt that the Company designates as debt senior to the Notes.

Expected Cash Flows per Share

	Year

	0.5	1.0	1.5	2.0	2.5	3.0

Interest	$0.05	$0.05	$0.05	$0.05	$0.05	$0.05
Principal	-	-	-	-	-	1.00
Total	$0.05	$0.05	$0.05	$0.05	$0.05	$1.05

Principal balance at period end	$1.00	$1.00	$1.00	$1.00	$1.00	$-

Range of Estimated Present Values

	Assumed Discount Rate

	14.0%	15.0%	16.0%	16.5%	17.0%	18.0%	19.0%

Estimated per share	$0.915	$0.894	$0.874	$0.864	$0.854	$0.835	$0.817

Sources of information: Company management

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
NOTE ANALYSIS

Notes Analysis - Bond Yields Review

Yields on Speculative Bonds

		Credit Spread
	S&P			3 Yr	Implied Spec
Date	SG Index	BP	%	Govt Bond	3 Yr Bond

9/26/2003	969.6	969.6	9.7%	2.5%	12.2%

YTM of Corporate Bonds with 3 to 5 years to maturity

		YTM Range
Investment	Number of
Rating	Issues	High	Low

AAA	27	5.05%	2.08%
AA	8	3.83%	2.41%
A	85	6.24%	2.28%
BBB	39	5.57%	2.37%
BB	4	7.69%	5.70%
B	5	15.61%	6.53%
CCC	2	14.14%	13.13%
CC	0	na	na
C	0	na	na
NR	0	na	na

	170

Sources of information: Yahoo Finance and Standard & Poor’s Credit Indices

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

•	The discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

•	While the discounted cash flow analysis is the most scientific of the methodologies, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

•	Capitalink performed discounted cash flow analyses based on the projected cash flows for the Company’s core asphalt plant manufacturing business. Capitalink utilized the forecasts provided by Company management, which show a gradual increase in domestic sales and a decline in international sales between 2003 and 2006. Total combined sales for the forecast period fall from $58.3 million to $55.9 million from FY2003 to FY2006. For the forecast period, the Company projects a gradual increase in EBITDA from approximately $3.2 million for FY2003, to approximately $5.6 million for FY2006.

•	In order to arrive at a present value, Capitalink utilized discount rates ranging from 16.5% to 18.5%. This was based on an estimated weighted average cost of capital (“WACC”) of 17.5% (based on the Company’s existing debt and an 24.4% estimated cost of equity).

•	Capitalink presented a range of terminal values at the end of the forecast period by applying a range of multiples to each of the operations FY2006 projected revenue and EBITDA.

•	In addition, Capitalink presented a perpetual growth scenario whereby ranges of growth rates were applied to the operation’s FY2006 free cash flows in order to determine a terminal value, rather than multiples.

•	In each of the scenarios noted above, a range of enterprise values was derived for the Company’s core business.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

•	The results of the discounted cash flow analysis under the three terminal value scenarios were as follows:

•	Utilizing the revenue terminal scenario (range of 0.35 times to 0.45 times), Capitalink calculated a range of indicated enterprise value from $12.5 million to $16.7 million.

•	Utilizing the EBITDA terminal scenario (range of 4.5 times to 5.5 times), Capitalink calculated a range of indicated enterprise values from $15.9 million to $20.4 million.

•	Utilizing a perpetual growth scenario (growth rates of 5.5% to 6.5%), Capitalink calculated a range of indicated enterprise values from $16.3 million to $22.4 million.

•	The total enterprise values above were then reduced by the Company’s net debt to arrive at an equity value range. The Company’s estimated net debt as of July 31, 2003 was approximately ($1.6) million, which includes approximately $9.9 million in interest bearing debt, $8.5 million in cash, and an estimated $2.9 million from the exercise of in-the-money (“ITM”) options.

•	Taking into account the enterprise value ranges in all three terminal value scenarios, the Company’s net debt, common stock equivalents of 10.2 million, and applying a 5% discount to reflect the limited voting power of the Company’s common stock, Capitalink calculated a range of indicated common stock shares prices of between $1.54 and $2.00.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

DCF Analysis - Indicated Reference Range - Core Business
($ in thousands, except per share)

Indicated Common Stock
	Selected Multiple Range	Indicated EV Value	Indicated Equity Value (1)	Share Price (2) (3)

LTM Revenue Terminal Multiple	0.35x - 0.45x	$12,568 - $16,872	$14,179 $18,483	$1.32 - $1.72
LTM EBITDA Terminal Multiple	4.5x - 5.5x	$16,023 - $20,536	$17,634 $22,147	$1.64 - $2.06
Perpetual Growth Method	5.50% - 6.50%	$16,468 - $22,618	$18,079 $24,229	$1.68 - $2.25

Indicated Reference Range		$15,020 - $20,009	$16,631 - $21,620	$1.55 - $2.01

(1) Adjusted for ($1,611) net debt as of July 31, 2003, which includes cash from in the money options/warrants outstanding.

(2) Based upon and assumes 10,208 shares and in the money options/warrants outstanding.

(3) In order to reflect its limited voting power, a 5% discount has been applied to the common shares.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

DCF Analysis - Estimated Ranges - Core Business
($ in thousands, except per share)

Discount
Rate	Estimated Range of Enterprise Values					Terminal Value as % of Enterprise Values					Estimated Range of Equity Values

Revenue Terminal Value Analysis

	0.350x	0.375x	0.400x	0.425x	0.450x	0.350x	0.375x	0.400x	0.425x	0.450x	0.350x	0.375x	0.400x	0.425x	0.450x

16.5%	$13,353	$14,233	$15,113	$15,992	$16,872	92.2%	92.7%	93.1%	93.5%	93.8%	$14,964	$15,844	$16,724	$17,603	$18,483
17.0%	$13,152	$14,020	$14,889	$15,757	$16,625	92.4%	92.9%	93.3%	93.7%	94.0%	$14,763	$15,631	$16,500	$17,368	$18,236
17.5%	$12,954	$13,811	$14,668	$15,525	$16,382	92.6%	93.1%	93.5%	93.8%	94.2%	$14,565	$15,422	$16,279	$17,136	$17,993
18.0%	$12,760	$13,606	$14,452	$15,298	$16,144	92.8%	93.3%	93.7%	94.0%	94.3%	$14,371	$15,217	$16,063	$16,909	$17,755
18.5%	$12,568	$13,404	$14,239	$15,074	$15,909	93.0%	93.5%	93.9%	94.2%	94.5%	$14,179	$15,015	$15,850	$16,685	$17,520

		Average	$14,672				Average	93.4%				Average	$16,283

EBITDA Terminal Value Analysis

	4.50x	4.75x	5.00x	5.25x	5.50x	4.50x	4.75x	5.00x	5.25x	5.50x	4.50x	4.75x	5.00x	5.25x	5.50x

16.5%	$16,991	$17,878	$18,764	$19,650	$20,536	93.9%	94.2%	94.5%	94.7%	94.9%	$18,602	$19,489	$20,375	$21,261	$22,147
17.0%	$16,743	$17,618	$18,493	$19,367	$20,242	94.0%	94.3%	94.6%	94.9%	95.1%	$18,354	$19,229	$20,104	$20,978	$21,853
17.5%	$16,499	$17,362	$18,226	$19,089	$19,953	94.2%	94.5%	94.8%	95.0%	95.2%	$18,110	$18,973	$19,837	$20,700	$21,564
18.0%	$16,259	$17,111	$17,964	$18,816	$19,669	94.4%	94.7%	94.9%	95.1%	95.3%	$17,870	$18,722	$19,575	$20,427	$21,280
18.5%	$16,023	$16,864	$17,706	$18,547	$19,389	94.5%	94.8%	95.1%	95.3%	95.5%	$17,634	$18,475	$19,317	$20,158	$21,000

		Average	$18,230				Average	94.7%				Average	$19,841

Perpetual Growth Terminal Value Analysis

	5.50%	5.75%	6.0%	6.25%	6.50%	5.50%	5.7%	6.00%	6.25%	6.50%	5.50%	5.75%	6.00%	6.25%	6.50%

16.5%	$20,447	$20,951	$21,480	$22,035	$22,618	94.9%	95.0%	95.2%	95.3%	95.4%	$22,058	$22,562	$23,091	$23,646	$24,229
17.0%	$19,321	$19,778	$20,257	$20,758	$21,282	94.8%	95.0%	95.1%	95.2%	95.3%	$20,932	$21,389	$21,868	$22,369	$22,893
17.5%	$18,290	$18,706	$19,141	$19,595	$20,069	94.8%	94.9%	95.0%	95.1%	95.2%	$19,901	$20,317	$20,752	$21,206	$21,680
18.0%	$17,342	$17,723	$18,119	$18,532	$18,963	94.7%	94.8%	94.9%	95.1%	95.2%	$18,953	$19,334	$19,730	$20,143	$20,574
18.5%	$16,468	$16,817	$17,180	$17,557	$17,950	94.7%	94.8%	94.9%	95.0%	95.1%	$18,079	$18,428	$18,791	$19,168	$19,561

		Average	$19,255				Average	95.0%				Average	$20,866

All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

DCF Analysis - Free Cash Flow Projections - Core Business
($ in thousands)

	Actual		Projected

				FYE Sep 30
	FYE	10 ME (1)	2 ME
	Sep-02	Jul-03	Sep-03	2003	2004	2005	2006

Free Cash Flows

Revenue
Domestic Sales	$41,207	$40,937	$7,100	$48,037	$48,514	$50,940	$53,487
International Sales	26,278	9,879	420	10,299	2,500	2,500	2,500

	67,485	50,816	7,520	58,336	51,014	53,440	55,987
Cost of Goods Sold
Domestic Sales	28,978	28,743	4,979	33,722	34,060	35,782	37,591
International Sales	21,538	8,627	316	8,943	1,875	1,875	1,875

	50,516	37,370	5,295	42,665	35,935	37,657	39,466

Gross Profit	16,969	13,446	2,225	15,671	15,079	15,783	16,521
Operating Expenses	13,226	10,884	1,566	12,450	10,709	10,524	10,880

EBITDA	3,743	2,562	659	3,221	4,370	5,259	5,641
Deprec. & Amort	1,382	740	127	867	800	725	725

EBIT	2,361	1,822	532	2,354	3,570	4,534	4,916
Income Taxes	826	638	186	824	1,250	1,587	1,721

Unlevered After-tax Income	1,535	1,184	346	1,530	2,321	2,947	3,195
Add: Deprec. & Amort	1,382	740	127	867	800	725	725
Add: Change in Net WC	(665)	10,623	(2,870)	7,753	(3,170)	-	100
Less: Capital Expenditures	304	84	165	249	660	720	792

Unlevered Free Cash Flows	$1,948	$12,463	$(2,562)	$9,901	$(710)	$2,952	$3,228

		Projected

	Actual	FYE Sep 30
	FYE
	Sep-02	2003	2004	2005	2006

Growth Analysis

Revenue
Domestic Sales	na	16.6%	1.0%	5.0%	5.0%
International Sales	na	-60.8%	-75.7%	0.0%	0.0%
	na	-13.6%	-12.6%	4.8%	4.8%
Cost of Goods Sold
Domestic Sales	na	16.4%	1.0%	5.1%	5.1%
International Sales	na	-58.5%	-79.0%	0.0%	0.0%
	na	-15.5%	-15.8%	4.8%	4.8%
Gross Profit	na	-7.6%	-3.8%	4.7%	4.7%
Operating Expenses	na	-5.9%	-14.0%	-1.7%	3.4%
EBITDA	na	-13.9%	35.7%	20.3%	7.3%
Deprec. & Amort	na	-37.3%	-7.7%	-9.4%	0.0%
EBIT	na	-0.3%	51.7%	27.0%	8.4%
Income Taxes	na	-0.3%	51.7%	27.0%	8.4%
Unlevered After-tax Income	na	-0.3%	51.7%	27.0%	8.4%
Add: Deprec. & Amort	na	-37.3%	-7.7%	-9.4%	0.0%
Add: Change in Net WC	na	na	-140.9%	na	na
Less: Capital Expenditures	na	-18.1%	165.1%	9.1%	10.0%
Unlevered Free Cash Flows	na	408.4%	-107.2%	na	9.4%

Profitability Analysis

Gross Margin - Domestic	29.7%	29.8%	29.8%	29.8%	29.7%
Gross Margin - International	18.0%	13.2%	25.0%	25.0%	25.0%
Gross Margin	25.1%	26.9%	29.6%	29.5%	29.5%
EBITDA	5.5%	5.5%	8.6%	9.8%	10.1%
EBIT	3.5%	4.0%	7.0%	8.5%	8.8%
Unlevered After-tax Income	2.3%	2.6%	4.5%	5.5%	5.7%

(1) Operating expenses exclude $1.2 million charge related to write-off of overseas business.

Sources of information: Company financials, projections and management.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

DCF Analysis - Working Capital and Income Tax - Core Business
($ in thousands)

	Actual		Projected

				FYE Sep 30
	FYE	10 ME (1)	2 ME
	Sep-02	Jul-03	Sep-03	2004	2005	2006

Non-Cash Working Capital Assumptions

AR Days Outstanding	46	na	23	26	25	24
A/R - % Sales	12.6%	na	6.2%	7.2%	6.9%	6.5%

Days Inventory Outs.	137	na	111	148	141	134
Inv - % CGS	37.6%	na	30.5%	40.4%	38.6%	36.8%

Prepay - % CGS & Op Exp	3.0%	na	2.7%	3.3%	3.2%	3.0%

AP Days Outstanding	53	na	20	36	35	34
A/P - % CGS & Op Exp	14.4%	na	5.6%	9.9%	9.5%	9.3%

Acc Exp & Other - % CGS &	21.9%	na	29.9%	28.8%	27.9%	26.7%

Non-Cash Net Working Capital

Accounts Receivable	$8,512	$3,411	$3,637	$3,667	$3,667	$3,667
Inventory	19,012	12,031	13,031	14,531	14,531	14,531
Prepayments	1,938	1,396	1,462	1,533	1,533	1,533
Accounts Payable	9,196	3,126	3,094	4,598	4,598	4,698
Acc Exp & Other	13,979	18,048	16,502	13,429	13,429	13,429

Non-Cash Net WC	$6,287	$(4,336)	$(1,466)	$1,704	$1,704	$1,604

Change in Non-Cash Net WC	$(665)	$10,623	$(2,870)	$(3,170)	$-	$100

	Actual		Projected

				FYE Sep 30
	FYE	10 ME (1)	2 ME
	Sep-02	Jul-03	Sep-03	2004	2005	2006

Income Tax Expense and Assumptions

Statutory Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Effective Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Current Period Tax	$826	$638	$186	$1,250	$1,587	$1,721
NOL Usage	-	-	-	-	-	-

Income Tax Expense	$826	$638	$186	$1,250	$1,587	$1,721

Ending NOL Balance		$-	$-	$-	$-	$-

Sources of information: Company financials, projections and management.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

DCF Analysis - Cost of Capital, Net Debt & Stock Equivalents - Core Business
($ in thousands, except per share)

Cost of Equity

Riskless (1)
20 year treasury coupon (Rf)	4.9%
Risk (2)
Equity risk premium (EP)	7.0%
Industry risk premium (IP)	0.3%
Size Premium (SP)	9.2%
Company Specific
Business Execution Risk	3.0%

24.4%

Cost of Debt

	Nominal		% of	Weighted
Type of Debt	Rate	Amount	of Debt	Cost of Debt

Senior Secured Credit	4.00%	$9,852	100.0%	4.0%

		$9,852	100.0%	4.0%

Weighted Average Cost of Capital

					Industry Avg
	Shares Outs.	Stock Price	Market	% of	% of	Nominal	Effective	Cost of	Weighted
	(in thousands)	03-Oct-03	Value	Total Capital	Total Capital (3)	Rate	Tax Rate	Capital	Cost of Capital

Debt			$9,852	31.7%	27.0%	4.0%	35.0%	2.6%	0.8%
Equity	8,682	$2.4500	21,271	68.3%	73.0%	24.4%		24.4%	16.7%

			$31,123	100.0%	100.0%				17.5%

Net Debt

as of
31-Jul-03

Debt & Other Obligations
Interest Bearing Debt	$9,852
Minority Interests	-
Preferred Stock	-

9,852

Less Cash
Cash on Hand	8,485
Assumed cash from exercise of options	2,978
Assumed cash from Other	-

11,463

Net Debt	$(1,611)

Common Stock Equivalents

			as of
			31-Jul-03

Common Stock Equivalents (in thousands)
Common Stock Outstanding			8,682
Stock issued re Other			-

			8,682

		Proceeds
Options in the money:	Common Stock	$1,658	890
	Class B	$1,320	636

			1,526

Total Common Stock Equivalents			10,208

(1) As reported by the Federal Reserve Board on a weekly-average basis for the week ended September 22, 2003.

(2) Sourced from the Ibbotson SBBI Valuation Edition 2003 Yearbook.

(3) Based on median debt to total capitalization of SIC code 353 (Construction, Mining, and Materials Handling Machinery and Equipment).

Sources of information: Company financials, projections & management, Ibbotson 2003 SBBI and Federal Reserve Board.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

•	The selected comparable company analysis compares the trading multiples of the Company with those of other publicly traded companies that are similar with respect to business and revenue model, operating sector, size and target customer base.

•	Capitalink located six companies that it deemed comparable to the Company with respect to their industry sector and operating model (the “Comparable Companies”). Only one of the Comparable Companies manufactures road-building equipment as its primary activity. However, all of the Comparable Companies are involved in the manufacture of heavy equipment, used in the road construction, mining, marine sector and are classified under the SIC code 353 (construction, mining, and materials handling machinery and equipment).

•	Based on size (in terms of enterprise value and revenues), Gencor is in the lower range of the Comparable Companies. As of October 3, 2003, the enterprise values for the Comparable Companies ranged from approximately $10.7 million to approximately $1.9 billion and revenue ranged from approximately $10.9 million to approximately $3.5 billion. In comparison, Gencor had an enterprise value and LTM revenue of approximately $20.6 million and $64.7 million, respectively.

•	Multiples utilizing market value, and enterprise value were used in the analyses. The differences between the two are as follows:

•	Market value equals price per share times number of shares outstanding,

•	Enterprise value equals market value plus interest bearing debt, preferred stock and minority interest, less cash and equivalents.

•	Market values were used to calculate multiples of earnings per share (“EPS”), common equity, and net tangible common equity, while enterprise values were used to calculate multiples of LTM, current financial year (“CFY”), and next financial year (“NFY”) revenue, and EBITDA, and total assets.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

•	For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extra-ordinary expenses and income. Gencor earnings generated by its investment in Carbontronics were also excluded in order to derive an indicated value for the core business operations.

•	The Comparable Company analysis generated a wide range of multiples:

•	The mean enterprise value to LTM, CFY and NFY revenue was 0.72, 0.67 and 0.63 times, respectively, for the Comparable Companies and 0.32, 0.37, and 0.40 times, respectively, for the Company.

•	The mean enterprise value to LTM, CFY and NFY EBITDA was 10.3, 11.0 and 8.1 times, respectively, for the Comparable Companies and 6.3, 7.5, and 4.7 times, respectively, for the Company.

•	Capitalink noted that the EBITDA margin for the Company was slightly below the average of the Comparable Companies (5.1% compared with 6.8%). In addition, the average change in revenues for the latest financial year for the Comparable Companies was an increase of 15.2%, compared with a fall of 5.1% for the Company.

•	Capitalink expects Gencor’s valuation multiples to be below the Comparable Company’s due to the smaller size of the Company, revenue concentration, falling historical revenue growth and limited future growth.

•	Capitalink selected an appropriate multiple range for the Company by examining the range provided by the Comparable Companies and taking into account the Company specific factors as previously discussed. Capitalink then applied this multiple range to Gencor’s LTM, CFY and NFY revenue and EBITDA as follows:

•	Between 0.35 times and 0.45 times LTM revenue.

•	Between 0.35 times and 0.45 times CFY revenue.

•	Between 0.30 times and 0.40 times NFY revenue.

•	Between 5.0 times and 6.0 times LTM EBITDA.

•	Between 4.5 times and 5.5 times CFY EBITDA.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

•	Between 4.0 times and 4.5 times NFY EBITDA.

•	Based on the selected multiple ranges, Capitalink calculated a range of enterprise values between $16.1 million and $20.2 million for the core business. After deducting net debt of $(1.6) million, dividing by approximately 10.2 million shares outstanding (including ITM options), and applying a 5% discount for the limited voting power of the common stock, Capitalink calculated a range of indicated common stock share prices of between $1.65 and $2.03.

•	An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Indicated Reference Range - Core Business
($ in thousands, except per share)

		Selected Multiple Range
					Indicated Common Stock
	Statistic	Low - High	Indicated EV Value	Indicated Equity Value (1)	Share Price (2) (3)

Total Enterprise Value (EV) Multiple
LTM 7/31/03 Revenue	$58,950	0.35x - 0.45x	$20,633 - $26,528	$22,244 - $28,139	$2.07 - $2.62
CFY Revenue	$55,843	0.35x - 0.45x	$19,545 - $25,129	$21,156 - $26,740	$1.97 - $2.49
NFY Revenue	$51,014	0.30x - 0.40x	$15,304 - $20,406	$16,915 - $22,017	$1.57 - $2.05
LTM 7/31/03 EBITDA	$2,880	5.0x - 6.0x	$14,400 - $17,280	$16,011 - $18,891	$1.49 - $1.76
CFY EBITDA	$2,758	4.5x - 5.5x	$12,411 - $15,169	$14,022 - $16,780	$1.30 - $1.56
NFY EBITDA	$4,370	4.0x - 5.0x	$17,480 - $21,850	$19,091 - $23,461	$1.78 - $2.18

Indicated Reference Range			$16,629 - $21,060	$18,240 - $22,671	$1.70 - $2.11

(1) Adjusted for ($1,611) net debt as of July 31, 2003, which includes cash from in the money options/warrants outstanding.

(2) Based upon and assumes 10,208 shares and in the money options/warrants outstanding.

(3) In order to reflect its limited voting power, a 5% discount has been applied to the common stock.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Valuation Multiples - Core Business
($ in thousands, except per share data)

						MV as a Multiple of
			% Below/Above	Market	Enterprise
		Stock Price	52-week	Value	Value	EPS		Common		Net Tang
Company	Ticker	3-Oct-03	High-Low	MV	EV (1)	LTM		Equity		Com Eq

Terex Corp.	TEX	$19.680	16.3% - 107.2%	$950,544	$1,996,844	109.3	x	1.2	x	5.3	x
Manitowoc Company, Inc.	MTW	22.700	35.5% - 35.9%	599,666	1,236,004	22.7		2.0		na
Joy Global Inc.	JOYG	17.420	-6.2% - 127.7%	853,563	970,021	102.5		2.3		4.7
Astec Industries, Inc.	ASTE	10.330	18.8% - 98.3%	203,491	280,372	na		1.1		1.3
Gehl Company	GEHL	11.370	7.0% - 51.4%	60,886	122,016	17.2		0.6		0.7
Art’s Way Manufacturing	ARTW	4.871	7.0% - 80.4%	9,440	10,687	9.6		2.7		2.7

			High	$950,544	$1,996,844	109.3	x	2.7	x	5.3	x
			Mean	446,265	769,324	52.3		1.6		3.0
			Median	401,578	625,196	22.7		1.6		2.7
			Low	9,440	10,687	9.6		0.6		0.7

Gencor Industries, Inc.	GNCI	2.450	29.0% - 226.7%	$21,271	$20,617	na		1.7	x	1.7	x

[Additional columns below]

[Continued from above table, first column(s) repeated]

	EV as a Multiple of

	Revenue (2)								EBITDA (2)								5 Yr EPS
							EBIT								Total		Growth
Company	LTM		Est CFY		Est NFY		LTM		LTM		Est CFY		Est NFY		Assets		Proj (2)

Terex Corp.	0.57	x	0.58	x	0.56	x	23.7	x	14.3	x	7.7	x	6.7	x	0.6	x	12.0%
Manitowoc Company, Inc.	0.77		0.78		0.75		12.4		8.2		9.2		8.0		0.7		10.0%
Joy Global Inc.	0.87		0.84		0.77		24.0		10.4		10.3		7.7		0.7		8.0%
Astec Industries, Inc.	0.60		0.63		0.58		na		na		18.9		10.3		0.8		7.0%
Gehl Company	0.52		0.52		0.50		18.4		10.7		8.7		7.6		0.5		12.0%
Art’s Way Manufacturing	0.98		na		na		9.8		7.8		na		na		1.4		na

	0.98	x	0.84	x	0.77	x	24.0	x	14.3	x	18.9	x	10.3	x	1.4	x	12.0%
	0.72		0.67		0.63		17.7		10.3		11.0		8.1		0.8		9.8%
	0.69		0.63		0.58		18.4		10.4		9.2		7.7		0.7		10.0%
	0.52		0.52		0.50		9.8		7.8		7.7		6.7		0.5		7.0%

Gencor Industries, Inc.	0.32	x	0.37	x	0.40	x	8.7	x	6.3	x	7.5	x	4.7	x	0.4	x	na

(1) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.

(2) Sources of estimates: Multex Estimates and other various securities analysts’ estimates and reports.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Margin and Other Analyses - Core Business
($ in thousands)

	LTM (1)

		as Percentage of Revenue						Return on
										Accts		Days
		Gross		Operating			Net	Average	Average	Receivable	Inventory	Sales
Company	Revenue	Margin	S G & A	Margin	EBITDA	EBIT	Income	Assets	Common Eq	Turnover	Turnover	Outstanding

Terex Corp.	$3,484,500	12.0%	9.7%	2.3%	4.0%	2.4%	0.4%	0.4%	1.8%	6.1x	3.0x	59.7
Manitowoc Company, Inc.	1,608,228	21.4%	15.2%	6.1%	9.4%	6.2%	1.7%	1.6%	8.9%	6.5	4.7	56.2
Joy Global Inc.	1,111,106	23.8%	20.3%	3.5%	8.4%	3.6%	0.8%	0.7%	2.4%	6.3	2.0	58.3
Astec Industries, Inc.	463,446	15.1%	15.6%	-2.2%	1.5%	-1.9%	-1.9%	-2.2%	-4.5%	8.7	3.4	42.0
Gehl Company	232,890	20.6%	17.7%	2.9%	4.9%	2.8%	1.5%	1.5%	3.6%	2.2	5.0	169.0
Art’s Way Manufacturing	10,945	27.3%	17.1%	10.2%	12.4%	10.0%	8.8%	14.0%	29.0%	12.3	2.1	29.6

High	$3,484,500	27.3%	20.3%	10.2%	12.4%	10.0%	8.8%	14.0%	29.0%	12.3x	5.0x	169.0
Mean	1,151,853	20.0%	16.0%	3.8%	6.8%	3.9%	1.9%	2.7%	6.9%	7.0	3.4	69.1
Median	787,276	21.0%	16.4%	3.2%	6.7%	3.2%	1.2%	1.1%	3.0%	6.4	3.2	57.3
Low	10,945	12.0%	9.7%	-2.2%	1.5%	-1.9%	-1.9%	-2.2%	-4.5%	2.2	2.0	29.6

Gencor Industries, Inc.	$64,651	25.2%	18.7%	3.8%	5.1%	3.7%	-0.1%	-0.2%	-1.1%	10.0x	2.9x	36.4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	as of Latest Available Filing

		Total Debt	Total Debt	Latest FY
	Current	to Total	to	Revenue
Company	Ratio	Capitalization	EBITDA	Growth

Terex Corp.	2.0	65.3%	10.5x	54.3%
Manitowoc Company, Inc.	1.4	68.4%	4.4	34.4%
Joy Global Inc.	1.9	37.6%	2.4	0.2%
Astec Industries, Inc.	2.5	31.5%	12.7	5.4%
Gehl Company	2.9	40.0%	5.8	-3.3%
Art’s Way Manufacturing	3.1	38.8%	1.6	0.1%

High	3.1	68.4%	12.7x	54.3%
Mean	2.3	46.9%	6.2	15.2%
Median	2.2	39.4%	5.1	2.8%
Low	1.4	31.5%	1.6	-3.3%

Gencor Industries, Inc.	1.2	54.6%	4.7x	-5.1%

(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Income Statement Overview - Core Business
($ in thousands, except per share data)

	Revenue		EBITDA (1)		EBIT (1)

		Latest		Latest		Latest
Company	LTM	10-K	LTM	10-K	LTM	10-K

Terex Corp.	$3,484,500	$2,797,400	$139,400	$104,600	$84,300	$64,400
Manitowoc Company, Inc.	1,608,228	1,406,577	151,386	165,521	100,059	126,352
Joy Global Inc.	1,111,106	1,150,847	93,217	43,994	40,380	(15,143)
Astec Industries, Inc.	463,446	480,589	6,961	20,205	(8,976)	4,993
Gehl Company	232,890	232,565	11,446	9,439	6,617	4,626
Art’s Way Manufacturing	10,945	10,899	1,362	995	1,092	743

High	$3,484,500	$2,797,400	$151,386	$165,521	$100,059	$126,352
Mean	1,151,853	1,013,146	67,295	57,459	37,245	30,995
Median	787,276	815,718	52,332	32,100	23,499	4,810
Low	10,945	10,899	1,362	995	(8,976)	(15,143)

Gencor Industries, Inc.	$64,651	$67,485	$3,295	$3,647	$2,381	$2,269

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Net Income (1)		EPS (1)
					Latest	Latest
		Latest		Latest	Available	Available
Company	LTM	10-K	LTM	10-K	10-Q	10-K

Terex Corp.	$13,728	$(14,572)	$0.18	$(0.34)	30-Jun-03	31-Dec-02
Manitowoc Company, Inc.	26,587	47,260	1.00	1.88	30-Jun-03	31-Dec-02
Joy Global Inc.	8,715	(30,387)	0.17	(0.61)	2-Aug-03	2-Nov-02
Astec Industries, Inc.	(8,676)	(1,429)	(0.44)	(0.07)	30-Jun-03	31-Dec-02
Gehl Company	3,555	1,998	0.66	0.37	29-Jun-03	31-Dec-02
Art’s Way Manufacturing	962	569	0.51	0.31	31-May-03	30-Nov-02

High	$26,587	$47,260	$1.00	$1.88
Mean	7,479	573	0.35	0.26
Median	6,135	(430)	0.35	0.12
Low	(8,676)	(30,387)	(0.44)	(0.61)

Gencor Industries, Inc.	$(95)	$177	$(0.01)	$0.02	30-Jun-03	30-Sep-02

(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Balance Sheet Overview - Core Business
($ in thousands)

	As of Latest Available Filing

	Cash &	Accounts		Total Current		Intangibles,
Company	Mrkt Sec	Receivables	Inventory	Assets	PPE, net	net

Terex Corp.	$420,400	$561,100	$955,200	$2,174,000	$313,900	$601,100
Manitowoc Company, Inc.	26,574	269,327	282,419	731,244	314,293	520,771
Joy Global Inc.	103,474	183,687	432,209	755,502	225,420	184,401
Astec Industries, Inc.	11,280	57,609	113,740	205,833	115,357	36,093
Gehl Company	4,742	118,098	36,550	176,162	45,056	11,748
Art’s Way Manufacturing	980	1,183	4,155	6,389	835	-

High	$420,400	$561,100	$955,200	$2,174,000	$314,293	$601,100
Mean	94,575	198,501	304,046	674,855	169,144	225,686
Median	18,927	150,893	198,080	468,539	170,389	110,247
Low	980	1,183	4,155	6,389	835	-

Gencor Industries, Inc.	$16,113	$4,390	$14,156	$35,774	$15,131	$364

[Additional columns below]

[Continued from above table, first column(s) repeated]

	As of Latest Available Filing
						Latest
	Total	Total Current	Total	Total	Net Tangible	Available
Company	Assets	Liabilities	Debt	Common Eq	Common Eq	Filing

Terex Corp.	$3,570,700	$1,093,600	$1,466,700	$779,000	$177,900	30-Jun-03
Manitowoc Company, Inc.	1,651,982	534,547	662,912	305,560	(215,211)	30-Jun-03
Joy Global Inc.	1,302,705	404,392	219,932	365,114	180,713	2-Aug-03
Astec Industries, Inc.	363,530	82,381	88,161	191,905	155,812	30-Jun-03
Gehl Company	248,003	60,716	65,872	98,679	86,931	29-Jun-03
Art’s Way Manufacturing	7,866	2,092	2,227	3,509	3,509	31-May-03

High	$3,570,700	$1,093,600	$1,466,700	$779,000	$180,713
Mean	1,190,798	362,955	417,634	290,628	64,942
Median	833,118	243,387	154,047	248,733	121,372
Low	7,866	2,092	2,227	3,509	(215,211)

Gencor Industries, Inc.	$55,561	$29,379	$15,459	$12,853	$12,489	30-Jun-03

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

\

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Terex Corp. Overview	($ in thousands, except per share)

Company Information

Name	Terex Corp.	Address	500 Post Road East, Suite 320
Symbol	TEX	City, State Zip	Westport, CT 06880
Latest Fiscal YE	31-Dec-02	Telephone	(203) 222-7170
Latest Rprt Per	30-Jun-03	Website	http://www.terex.com/

Market Information

As of Date	3-Oct-03	Market Cap	$950,544
Exchange	NYSE	Total Invested Capital (TIC)	$2,417,244
Stock Price	$19.68	Enterprise Value (EV)	$1,996,844
52 Week High	$23.50
52 Week Low	$9.50	Insider Ownership	9.00%
Avg. Daily Volume (000’s)	282	Institutional
Beta	1.13	% Owned	84.00%
Shares Outstanding (000’s)	48,300	Number of Institutions

Valuation Analysis

Multiple of

	Market Cap	TIC	EV

Latest Twelve Months
Revenue	0.27x	0.69x	0.57x
EBIT	11.3x	28.7x	23.7x
EBITDA	6.8x	17.3x	14.3x
Normalized Net Income	69.2x	176.1x	145.5x
Basic Normalized EPS	109.3x	na	na
Projected
Dec-03 Mean Revenue	0.28x	0.71x	0.58x
Dec-04 Mean Revenue	0.27x	0.68x	0.56x
Dec-03 Mean EBITDA	3.7x	9.4x	7.7x
Dec-04 Mean EBITDA	3.2x	8.1x	6.7x
Dec-03 Mean EPS	14.3x	na	na
Dec-04 Mean EPS	9.9x	na	na
Most Recent Filing
Assets	0.3x	0.7x	0.6x
Common Equity	1.2x	na	na
Tangible Common Equity	5.3x	na	na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS

December-03	6	$3,420,800	$257,900	$1.38
December-04	5	$3,572,700	$297,600	$1.98
LT Growth	4	na	na	12.00%

Income and Cashflow Statement Data

		Six Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Dec-02	Dec-01

Revenue	$3,484,500	$1,886,700	$1,199,600	$2,797,400	$1,812,500
Cost of Revenue	3,065,700	1,618,400	993,400	2,440,700	1,540,100

Gross Profit	418,800	268,300	206,200	356,700	272,400
Selling, General & Administrative	339,600	177,600	126,100	288,100	168,200
Other Operating	-	-	-	-	-

Operating Income	79,200	90,700	80,100	68,600	104,200
Interest Income / (Expense), net	(92,500)	(48,200)	(41,100)	(85,400)	(79,000)
Other Income / (Expense), net	5,100	(2,700)	(12,000)	(4,200)	3,200

Pre-tax Income	(8,200)	39,800	27,000	(21,000)	28,400
Taxes	(21,928)	(6,800)	8,700	(6,428)	9,382

After-tax Income	13,728	46,600	18,300	(14,572)	19,018
Minority Interest	-	-	-	-	-
Equity in Affiliates	-	-	-	-	-

Normalized Net Income	13,728	46,600	18,300	(14,572)	19,018
Preferred Dividends	-	-	-	-	-

Normalized Net Income to Common	$13,728	$46,600	$18,300	$(14,572)	$19,018

Normalized EBIT	$84,300	$88,000	$68,100	$64,400	$107,400
Depreciation & Amortization	$55,100	$33,400	$18,500	$40,200	$36,500
Normalized EBITDA	$139,400	$121,400	$86,600	$104,600	$143,900
CAPEX	$33,200	$14,100	$10,100	$29,200	$13,500
EBITDA - CAPEX	$106,200	$107,300	$76,500	$75,400	$130,400
GAAP Operating Cash Flow	$246,100	$184,400	$8,600	$70,300	$(5,500)
Basic Reported Weighted Avg Shares Out (000’s)		48,000	40,400	43,200	28,100
Basic Normalized EPS	$0.18	$0.97	$0.45	$(0.34)	$0.68
Basic Reported EPS	$(1.31)	$(0.76)	$(2.52)	$(3.07)	$0.46
Diluted Reported Weighted Avg Shares Out (000’s)		48,000	41,200	43,200	28,900
Diluted Normalized EPS	$0.19	$0.97	$0.44	$(0.34)	$0.66
Diluted Reported EPS	$(1.35)	$(0.76)	$(2.48)	$(3.07)	$0.44

Normalized Reconciliation

Restructuring/Goodwill Impairment	$(51,300)	$(51,300)	$-	$-	$-
Other Unusual (Expense) Gain Items	(38,000)	(33,200)	-	(4,800)	(3,800)
Tax Shelter (Charge) on Unusual Items	1,872	-	-	1,872	1,482

Unusual (Exp) Gain Items, net of Taxes	(87,428)	(84,500)	-	(2,928)	(2,318)
Accounting Changes, net of Taxes	-	-	(113,400)	(113,400)	-
Discontinued Operations, net of Taxes	8,200	1,300	(6,900)	-	-
Extraordinary Items, net of Taxes	(1,600)	-	-	(1,600)	(3,900)

Total Reconciling Items, net of Taxes	$(80,828)	$(83,200)	$(120,300)	$(117,928)	$(6,218)

Reported Income Tax (Benefit)	$(23,800)	$(6,800)	$8,700	$(8,300)	$7,900
Reported Net Income (Loss)	$(67,100)	$(36,600)	$(102,000)	$(132,500)	$12,800

Revenue Breakdown

Road Construction Equipment	$881,600	$392,600	$356,200	$845,200	$631,700
Other Heavy Construction	2,271,100	1,211,800	865,700	1,925,000	1,231,600
Other	331,800	282,300	(22,300)	27,200	(50,800)

	$3,484,500	$1,886,700	$1,199,600	$2,797,400	$1,812,500

Road Construction Equipment	25.3%	20.8%	29.7%	30.2%	34.9%
Other Heavy Construction	65.2%	64.2%	72.2%	68.8%	68.0%
Other	9.5%	15.0%	-1.9%	1.0%	-2.8%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Terex Corp. Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jun-03	Dec-02	Dec-01

Cash & Mkt Securities	$420,400	$352,200	$250,400
Accounts Receivable	561,100	578,600	351,100
Inventory	955,200	1,106,300	704,800
Other Current Assets	237,300	184,000	76,700

Total Current Assets	2,174,000	2,221,100	1,383,000
PPE, net	313,900	309,400	173,900
Intangibles, net	601,100	622,900	620,100
Deferred Income Taxes	na	153,500	75,400
Other Assets	481,700	318,800	134,600

Total Assets	$3,570,700	$3,625,700	$2,387,000

Accounts Payable	$577,600	$542,900	$291,000
Accrued Expenses	165,100	160,000	100,100
Deferred Revenues	-	-	-
Short Term Debt	69,700	74,100	34,700
Short Term Capital Leases	-	-	-
Other Current Liabilities	281,200	329,200	201,300

Total Current Liabilities	1,093,600	1,106,200	627,100
Other LT Liabilities	301,100	263,200	143,800
Long Term Debt	1,397,000	1,487,100	1,020,700
Long Term Capital Leases	-	-	-
Minority Interests	-	-	-
Pref Stock (Liq Value)	-	-	-

Total Liabilities & Pref Stock	2,791,700	2,856,500	1,791,600

Common Equity	779,000	769,200	595,400

Total Liabilities & Equity	$3,570,700	$3,625,700	$2,387,000

Common Shares Outstanding (000’s)	48,200	47,400	36,400
Cash Value per share	$8.72	$7.43	$6.88
Common Book Value per share	$16.16	$16.23	$16.36
Common Tangible Book Value per share	$3.69	$3.09	$(0.68)
Total Debt	$1,466,700	$1,561,200	$1,055,400
Net Debt	$1,046,300	$1,209,000	$805,000
Total Capitalization	$2,245,700	$2,330,400	$1,650,800

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	6.1x	6.0x	5.2x
Inventory Turnover	3.0x	2.7x	2.2x
Asset Turnover	1.0x	0.9x	0.8x
Days Sales Outstanding	59.7	60.7	70.7
Days Inventory Outstanding	122.7	135.4	167.0
Days Payable Outstanding	60.1	55.8	62.2
Normalized Return on Avg Assets	0.4%	-0.5%	na
Normalized Return on Avg Common Equity	1.8%	-2.1%	na
Financial Strength
Current Ratio	2.0	2.0	2.2
Quick Ratio	1.1	1.0	1.1
Total Debt/Total Capitalization	65.3%	67.0%	63.9%
Total Debt/TIC	60.7%	64.6%	43.7%
Total Debt/EBITDA	10.5x	14.9x	7.3x
Total Debt/EBITDA-CAPEX	13.8x	20.7x	8.1x
EBITDA/Interest Expense	1.5x	1.2x	1.8x
EBITDA-CAPEX/Interest Expense	1.1x	0.9x	1.7x

Income and Cashflow Analysis

		Six Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Dec-02	Dec-01

Profitability & Cost Ratios (as % of Revenue)
Gross Margin	12.0%	14.2%	17.2%	12.8%	15.0%
S,G & A	9.7%	9.4%	10.5%	10.3%	9.3%
Operating Income	2.3%	4.8%	6.7%	2.5%	5.7%
Pre-Tax	-0.2%	2.1%	2.3%	-0.8%	1.6%
EBIT	2.4%	4.7%	5.7%	2.3%	5.9%
EBITDA	4.0%	6.4%	7.2%	3.7%	7.9%
Normalized Net Income to Common	0.4%	2.5%	1.5%	-0.5%	1.0%
Reported Net Income	-1.9%	-1.9%	-8.5%	-4.7%	0.7%
CAPEX	1.0%	0.7%	0.8%	1.0%	0.7%
Period Growth Rates
Revenue		57.3%		54.3%
EBIT		29.2%		-40.0%
EBITDA		40.2%		-27.3%

Notes

•	Unusual expenses include amortization of debt issuance costs (removed from calculation of EBITDA)

•	Unrealized losses resulted from extraordinary loss on retirement of debt and changes in accounting principles

•	Road construction equipment revenue includes mining revenue (as no breakout available for 6 months)

•	Road construction revenue for 2002 and 2001 year is $562.4 m and $365.5 m, respectively.

•	Normalization for 6 months 2003 include $51.3m goodwill impairment and $30.6 m writeoff on inventory, mostly related to the roadbuilding group.

•	Terex announces roadbuilding revenue down by 25% in the June quarter.

Other Analysis

Company Description

Terex Corporation is a manufacturer of a range of equipment primarily for the construction, infrastructure and surface mining industries. The Company operates in five business segments: Terex Construction, Terex Cranes, Terex Roadbuilding, Utility Products and Other, Terex Aerial Work Platforms and Terex Mining. The Company’s products are manufactured at plants in the United States, Canada, Europe, Australia, Asia and South America, and are sold primarily through a worldwide distribution network serving the global construction, infrastructure and surface mining markets.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Manitowoc Company, Inc. Overview	($ in thousands, except per share)

Company Information

Name	Manitowoc Company, Inc.	Address	2400 S. 44 Street
Symbol	MTW	City, State Zip	Manitowoc, WI 54221
Latest Fiscal YE	31-Dec-02	Telephone	(920) 684-4410
Latest Rprt Per	30-Jun-03	Website	http://www.manitowoc.com/

Market Information

As of Date	3-Oct-03	Market Cap	$599,666
Exchange	NYSE	Total Invested Capital (TIC)	$1,262,578
Stock Price	$22.70	Enterprise Value (EV)	$1,236,004
52 Week High	$35.20
52 Week Low	$16.70	Insider Ownership	17.00%
Avg. Daily Volume (000’s)	149	Institutional
Beta	1.14	% Owned	86.00%
Shares Outstanding (000’s)	26,417	Number of Institutions	308

Valuation Analysis

Multiple of

	Market Cap	TIC	EV

Latest Twelve Months
Revenue	0.37x	0.79x	0.77x
EBIT	5.99x	12.62x	12.35x
EBITDA	3.96x	8.34x	8.16x
Normalized Net Income	22.55x	47.49x	46.49x
Basic Normalized EPS	22.70x	na	na
Projected
Dec-03 Mean Revenue	0.38x	0.80x	0.78x
Dec-04 Mean Revenue	0.36x	0.76x	0.75x
Dec-03 Mean EBITDA	4.46x	9.39x	9.20x
Dec-04 Mean EBITDA	3.90x	8.22x	8.05x
Dec-03 Mean EPS	28.38x	na	na
Dec-04 Mean EPS	17.13x	na	na
Most Recent Filing
Assets	0.36x	0.76x	0.75x
Common Equity	1.96x	na	na
Tangible Common Equity	na	na	na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS

December-03	2	$1,585,200	$134,400	$0.80
December-04	2	$1,655,000	$153,600	$1.33
LT Growth	1	na	na	10.00%

Income and Cashflow Statement Data

		Six Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Dec-02	Dec-01

Revenue	$1,608,228	$812,951	$611,300	$1,406,577	$1,046,558
Cost of Revenue	1,263,477	638,459	455,201	1,080,219	770,194

Gross Profit	344,751	174,492	156,099	326,358	276,364
Selling, General & Administrative	243,920	131,351	87,393	199,962	147,140
Other Operating	2,387	1,438	1,052	2,001	11,094

Operating Income	98,444	41,703	67,654	124,395	118,130
Interest Income / (Expense), net	(59,967)	(29,960)	(21,956)	(51,963)	(37,408)
Other Income / (Expense), net	1,615	95	437	1,957	(1,247)

Pre-tax Income	40,092	11,838	46,135	74,389	79,475
Taxes	13,505	4,368	17,992	27,129	30,734

After-tax Income	26,587	7,470	28,143	47,260	48,741
Minority Interest	-	-	-	-	-
Equity in Affiliates	-	-	-	-	-

Normalized Net Income	26,587	7,470	28,143	47,260	48,741
Preferred Dividends	-	-	-	-	-

Normalized Net Income to Common	$26,587	$7,470	$28,143	$47,260	$48,741

Normalized EBIT	$100,059	$41,798	$68,091	$126,352	$116,883
Depreciation & Amortization	$51,327	$26,684	$14,526	$39,169	$34,306
Normalized EBITDA	$151,386	$68,482	$82,617	$165,521	$151,189
CAPEX	$31,354	$11,145	$12,787	$32,996	$29,104
EBITDA - CAPEX	$120,032	$57,337	$69,830	$132,525	$122,085
GAAP Operating Cash Flow	$14,033	$23,533	$5,857	$(3,643)	$410
Basic Reported Weighted Avg Shares Out (000’s)		26,543	24,302	25,192	24,270
Basic Normalized EPS	$1.00	$0.28	$1.16	$1.88	$2.01
Basic Reported EPS	$(0.32)	$0.07	$(0.42)	$(0.81)	$1.88
Diluted Reported Weighted Avg Shares Out (000’s)		26,603	24,835	25,782	24,548
Diluted Normalized EPS	$0.98	$0.28	$1.13	$1.83	$1.99
Diluted Reported EPS	$(0.32)	$0.07	$(0.41)	$(0.80)	$1.86

Normalized Reconciliation

Restructuring/Goodwill Impairment	$(9,078)	$(9,078)	$-	$-	$-
Other Unusual (Expense) Gain Items	(7,709)	-	(3,900)	(11,609)	-
Tax Shelter (Charge) on Unusual Items	6,547	3,540	1,521	4,528	-

Unusual (Exp) Gain Items, net of Taxes	(10,240)	(5,538)	(2,379)	(7,081)	-
Accounting Changes, net of Taxes	-	-	(36,800)	(36,800)
Discontinued Operations, net of Taxes	(24,872)	(84)	907	(23,881)	131
Extraordinary Items, net of Taxes	-	-	-	-	(3,324)

Total Reconciling Items, net of Taxes	$(35,112)	$(5,622)	$(38,272)	$(67,762)	$(3,193)

Reported Income Tax (Benefit)	$6,958	$828	$16,471	$22,601	$30,734
Reported Net Income (Loss)	$(8,525)	$1,848	$(10,129)	$(20,502)	$45,548

Revenue Breakdown

Road Construction Equipment	$-	$-	$-	$-	$-
Other Heavy Construction	1,608,228	812,951	611,300	1,406,577	1,046,558
Other	-	-	-	-	-

	$1,608,228	$812,951	$611,300	$1,406,577	$1,046,558

Road Construction Equipment	0.0%	0.0%	0.0%	0.0%	0.0%
Other Heavy Construction	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Manitowoc Company, Inc. Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jun-03	Dec-02	Dec-01

Cash & Mkt Securities	$26,574	$30,406	$25,732
Accounts Receivable	269,327	226,091	141,211
Inventory	282,419	255,218	123,056
Other Current Assets	152,924	135,449	41,091

Total Current Assets	731,244	647,164	331,090
PPE, net	314,293	319,301	175,384
Intangibles, net	520,771	507,637	507,739
Deferred Income Taxes	19,637	19,662	-
Other Assets	66,037	83,359	66,599

Total Assets	$1,651,982	$1,577,123	$1,080,812

Accounts Payable	$427,365	$386,490	$236,131
Accrued Expenses	-	-	-
Deferred Revenues	-	-	-
Short Term Debt	40,016	42,632	42,048
Short Term Capital Leases	-	-	-
Other Current Liabilities	67,166	31,276	17,982

Total Current Liabilities	534,547	460,398	296,161
Other LT Liabilities	188,979	198,063	74,334
Long Term Debt	622,896	623,547	446,522
Long Term Capital Leases	-	-	-
Minority Interests	-	-	-
Pref Stock (Liq Value)	-	-	-

Total Liabilities & Pref Stock	1,346,422	1,282,008	817,017

Common Equity	305,560	295,115	263,795

Total Liabilities & Equity	$1,651,982	$1,577,123	$1,080,812

Common Shares Outstanding (000’s)	26,417	26,412	24,053
Cash Value per share	$1.01	$1.15	$1.07
Common Book Value per share	$11.57	$11.17	$10.97
Common Tangible Book Value per share	$(8.15)	$(8.05)	$(10.14)
Total Debt	$662,912	$666,179	$488,570
Net Debt	$636,338	$635,773	$462,838
Total Capitalization	$968,472	$961,294	$752,365

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	6.5x	7.7x	7.4x
Inventory Turnover	4.7x	5.7x	6.3x
Asset Turnover	1.0x	1.1x	1.0x
Days Sales Outstanding	56.2	47.7	49.2
Days Inventory Outstanding	77.7	63.9	58.3
Days Payable Outstanding	98.4	88.6	92.8
Normalized Return on Avg Assets	1.6%	3.6%	na
Normalized Return on Avg Common Equity	8.9%	16.9%	na
Financial Strength
Current Ratio	1.4	1.4	1.1
Quick Ratio	0.8	0.9	0.7
Total Debt/Total Capitalization	68.4%	69.3%	64.9%
Total Debt/TIC	52.5%	52.8%	38.7%
Total Debt/EBITDA	4.4x	4.0x	3.2x
Total Debt/EBITDA-CAPEX	5.5x	5.0x	4.0x
EBITDA/Interest Expense	2.5x	3.2x	4.0x
EBITDA-CAPEX/Interest Expense	2.0x	2.6x	3.3x

Income and Cashflow Analysis

		Six Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Dec-02	Dec-01

Profitability & Cost Ratios (as % of Revenue)
Gross Margin	21.4%	21.5%	25.5%	23.2%	26.4%
S, G & A	15.2%	16.2%	14.3%	14.2%	14.1%
Operating Income	6.1%	5.1%	11.1%	8.8%	11.3%
Pre-Tax	2.5%	1.5%	7.5%	5.3%	7.6%
EBIT	6.2%	5.1%	11.1%	9.0%	11.2%
EBITDA	9.4%	8.4%	13.5%	11.8%	14.4%
Normalized Net Income to Common	1.7%	0.9%	4.6%	3.4%	4.7%
Reported Net Income	-0.5%	0.2%	-1.7%	-1.5%	4.4%
CAPEX	1.9%	1.4%	2.1%	2.3%	2.8%
Period Growth Rates
Revenue		33.0%		34.4%
EBIT		-38.6%		8.1%
EBITDA		-17.1%		9.5%

Notes

Unrealized gains included both plant consolidation costs and restructuring costs
There is a approximately 821MM Liability for the company’s liability to clean up a superfund site

July 10th, Manitowoc announced the following:

•	poor second quarter results, up to $20 million in restructuring charges, plan to cut jobs.

•	for full year, they expect earnings per share to be between 80c and $1 per share (Excluding charges)

Other Analysis

Company Description

Manitowoc Company, Inc. is a diversified industrial manufacturer that operates in three principal markets: cranes and related products, foodservice equipment and marine. The Company’s crane business is a global provider of engineered lift solutions, offering lifting equipment in industrial manufacturing industry. Manitowoc Company designs, manufactures and markets a comprehensive line of crawler cranes, mobile telescopic cranes, tower cranes, boom trucks and aerial work platforms with capacities up to 1,433 tons. The Company’s foodservice business is a manufacturer of cold-side commercial foodservice products, including ice-making machines, walk-in and reach-in refrigerators/freezers, fountain beverage delivery systems and other foodservice refrigeration products. The marine segment provides new construction, ship repair and maintenance services for freshwater and saltwater vessels from four shipyards on the United States Great Lakes.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Joy Global Inc. Overview	($ in thousands, except per share)

Company Information

Name	Joy Global Inc.	Address	100 East Wisconsin Ave., Suite 2780
Symbol	JOYG	City, State Zip	Milwaukee, WI 53202
Latest Fiscal YE	2-Nov-02	Telephone	(414) 319-8500
Latest Rprt Per	2-Aug-03	Website	http://www.joyglobal.com/

Market Information

As of Date	3-Oct-03	Market Cap	$853,563
Exchange	Nasdaq	Total Invested Capital (TIC)	$1,073,495
Stock Price	$17.42	Enterprise Value (EV)	$970,021
52 Week High	$16.40
52 Week Low	$7.65	Insider Ownership	0.00%
Avg. Daily Volume (000’s)	183	Institutional
Beta	(87.49)	% Owned	95.00%
Shares Outstanding (000’s)	48,999	Number of Institutions	251

Valuation Analysis

	Multiple of

	Market Cap	TIC		EV

Latest Twelve Months
Revenue	0.77x	0.97	x	0.87	x
EBIT	21.14x	26.58	x	24.02	x
EBITDA	9.16x	11.52	x	10.41	x
Normalized Net Income	97.94x	123.18	x	111.30	x
Basic Normalized EPS	102.47x	na		na
Projected
Dec-03 Mean Revenue	0.74x	0.93	x	0.84	x
Dec-04 Mean Revenue	0.68x	0.86	x	0.77	x
Dec-03 Mean EBITDA	9.03x	11.36	x	10.26	x
Dec-04 Mean EBITDA	6.81x	8.57	x	7.74	x
Dec-03 Mean EPS	76.40x	na		na
Dec-04 Mean EPS	26.27x	na		na
Most Recent Filing
Assets	0.66x	0.82	x	0.74	x
Common Equity	2.34x	na		na
Tangible Common Equity	4.72x	na		na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS

December-03	5	$1,148,800	$94,500	$0.23
December-04	3	$1,252,700	$125,300	$0.66
LT Growth	2	na	na	8.00%

Income and Cashflow Statement Data

		Nine Months Ended		Fiscal Years Ended
	LTM
	Aug-03	Aug-03	Aug-02	Nov-02	Nov-01

Revenue	$1,111,106	$838,140	$877,881	$1,150,847	$1,148,173
Cost of Revenue	846,653	637,802	745,439	954,290	937,704

Gross Profit	264,453	200,338	132,442	196,557	210,469
Selling, General & Administrative	225,966	175,484	162,339	212,821	221,792
Other Operating	-	-	-	-	-

Operating Income	38,487	24,854	(29,897)	(16,264)	(11,323)
Interest Income / (Expense), net	(22,557)	(16,895)	(22,143)	(27,805)	(37,466)
Other Income / (Expense), net	1,893	1,996	1,224	1,121	2,966

Pre-tax Income	17,823	9,955	(50,816)	(42,948)	(45,823)
Taxes	8,855	2,525	(20,565)	(14,235)	(13,555)

After-tax Income	8,968	7,430	(30,251)	(28,713)	(32,268)
Minority Interest	(253)	-	(1,421)	(1,674)	(2,279)
Equity in Affiliates	-	-	-	-	-

Normalized Net Income	8,715	7,430	(31,672)	(30,387)	(34,547)
Preferred Dividends	-	-	-	-	-

Normalized Net Income to Common	$8,715	$7,430	$(31,672)	$(30,387)	$(34,547)

Normalized EBIT	$40,380	$26,850	$(28,673)	$(15,143)	$(8,357)
Depreciation & Amortization	$52,837	$16,000	$22,300	$59,137	$56,419
Normalized EBITDA	$93,217	$42,850	$(6,373)	$43,994	$48,062
CAPEX	$23,884	$17,368	$12,571	$19,087	$22,258
EBITDA - CAPEX	$69,333	$25,482	$(18,944)	$24,907	$25,804
GAAP Operating Cash Flow	$109,108	$48,628	$67,061	$127,541	$(41,661)
Basic Reported Weighted Avg Shares Out (000’s)		50,229	50,150	50,169	50,000
Basic Normalized EPS	$0.17	$0.15	$(0.63)	$(0.61)	$(0.69)
Basic Reported EPS	$0.19	$0.07	$(0.68)	$(0.56)	$27.03
Diluted Reported Weighted Avg Shares Out (000’s)		50,393	50,150	50,169	50,000
Diluted Normalized EPS	$0.17	$0.15	$(0.63)	$(0.61)	$(0.69)
Diluted Reported EPS	$0.19	$0.07	$(0.68)	$(0.56)	$27.03

Normalized Reconciliation

Restructuring/Goodwill Impairment	$(9,519)	$(3,758)	$5,761	$-	$-
Other Unusual (Expense) Gain Items	15,069	(261)	(8,100)	7,230	8,623
Tax Shelter (Charge) on Unusual Items	-	-	-	-	-

Unusual (Exp) Gain Items, net of Taxes	5,550	(4,019)	(2,339)	7,230	8,623
Accounting Changes, net of Taxes	-	-	-	-	-
Discontinued Operations, net of Taxes	-	-	-	-	253,183
Extraordinary Items, net of Taxes	(4,860)	-	-	(4,860)	1,124,083

Total Reconciling Items, net of Taxes	$690	$(4,019)	$(2,339)	$2,370	$1,385,889

Reported Income Tax (Benefit)	$8,855	$2,525	$(20,565)	$(14,235)	$(13,555)
Reported Net Income (Loss)	$9,405	$3,411	$(34,011)	$(28,017)	$1,351,342

Revenue Breakdown

Road Construction Equipment	$-	$-	$-	$-	$-
Other Heavy Construction	1,111,106	838,140	877,881	1,150,847	1,148,173
Other	-	-	-	-	-

	$1,111,106	$838,140	$877,881	$1,150,847	$1,148,173

Road Construction Equipment	0.0%	0.0%	0.0%	0.0%	0.0%
Other Heavy Construction	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Joy Global Inc. Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Aug-03		Nov-02		Nov-01

Cash & Mkt Securities	$103,474		$71,159		$59,065
Accounts Receivable	183,687		171,534		209,455
Inventory	432,209		418,557		513,854
Other Current Assets	36,132		38,857		16,225

Total Current Assets	755,502		700,107		798,599
PPE, net	225,420		233,174		251,916
Intangibles, net	184,401		190,541		243,595
Deferred Income Taxes	-		64,890		-
Other Assets	137,382		68,627		77,604

Total Assets	$1,302,705		$1,257,339		$1,371,714

Accounts Payable	$84,140		$73,492		$75,607
Accrued Expenses	96,104		89,996		91,610
Deferred Revenues	56,001		26,244		15,482
Short Term Debt	17,066		3,032		1,733
Short Term Capital Leases	-		-		-
Other Current Liabilities	151,081		124,641		170,854

Total Current Liabilities	404,392		317,405		355,286
Other LT Liabilities	330,333		363,003		236,024
Long Term Debt	202,866		215,085		288,203
Long Term Capital Leases	-		-		-
Minority Interests	-		11,230		8,494
Pref Stock (Liq Value)	-		-		-

Total Liabilities & Pref Stock	937,591		906,723		888,007

Common Equity	365,114		350,616		483,707

Total Liabilities & Equity	$1,302,705		$1,257,339		$1,371,714

Common Shares Outstanding (000’s)	50,228		50,228		50,000
Cash Value per share	$2.06		$1.42		$1.18
Common Book Value per share	$7.27		$6.98		$9.67
Common Tangible Book Value per share	$3.60		$3.19		$4.80
Total Debt	$219,932		$229,347		$298,430
Net Debt	$116,458		$158,188		$239,365
Total Capitalization	$585,046		$579,963		$782,137

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	6.3	x	6.0	x	5.5	x
Inventory Turnover	2.0	x	2.0	x	1.8	x
Asset Turnover	0.9	x	0.9	x	0.8	x
Days Sales Outstanding	58.3		60.4		66.6
Days Inventory Outstanding	183.4		178.3		200.0
Days Payable Outstanding	26.8		23.3		23.8
Normalized Return on Avg Assets	0.7%		-2.3%		na
Normalized Return on Avg Common Equity	2.4%		-7.3%		na
Financial Strength
Current Ratio	1.9		2.2		2.2
Quick Ratio	0.8		0.9		0.8
Total Debt/Total Capitalization	37.6%		39.5%		38.2%
Total Debt/TIC	20.5%		21.4%		27.8%
Total Debt/EBITDA	2.4	x	5.2	x	6.2	x
Total Debt/EBITDA-CAPEX	3.2	x	9.2	x	11.6	x
EBITDA/Interest Expense	4.1	x	1.6	x	1.3	x
EBITDA-CAPEX/Interest Expense	3.1	x	0.9	x	0.7	x

Income and Cashflow Analysis

		Nine Months Ended		Fiscal Years Ended
	LTM
	Aug-03	Aug-03	Aug-02	Nov-02	Nov-01

Profitability & Cost Ratios (as % of Revenue)
Gross Margin	23.8%	23.9%	15.1%	17.1%	18.3%
S,G & A	20.3%	20.9%	18.5%	18.5%	19.3%
Operating Income	3.5%	3.0%	-3.4%	-1.4%	-1.0%
Pre-Tax	1.6%	1.2%	-5.8%	-3.7%	-4.0%
EBIT	3.6%	3.2%	-3.3%	-1.3%	-0.7%
EBITDA	8.4%	5.1%	-0.7%	3.8%	4.2%
Normalized Net Income to Common	0.8%	0.9%	-3.6%	-2.6%	-3.0%
Reported Net Income	0.8%	0.4%	-3.9%	-2.4%	117.7%
CAPEX	2.1%	2.1%	1.4%	1.7%	1.9%
Period Growth Rates
Revenue		-4.5%		0.2%
EBIT		-193.6%		81.2%
EBITDA		-772.4%		-8.5%

Notes

Unsual expenses include reorganization items,and loss on early retirement of debt.
Extraordinary items include gain on debt discharge of $1.12b.

Other Analysis

Company Description

Joy Global Inc., through its subsidiaries, manufactures and markets products classified into two business segments: underground mining machinery (Joy Mining Machinery) and surface mining equipment (P and H Mining Equipment). The Company is a major manufacturer of underground mining equipment for the extraction of coal and other bedded minerals and offers comprehensive service locations near major mining regions worldwide. P and H is a major producer of surface mining equipment for the extraction of ores and minerals and provides extensive operational support for many types of equipment used in surface mining. On June 7, 1999, Joy’s predecessor company, Harnischfeger Industries, Inc, filed voluntary petitions for reorganization under the Bankruptcy Code in the United States Bankruptcy Court. By order dated May 29, 2001, the Bankruptcy Court confirmed the Company’s Plan of Reorganization.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Astec Industries, Inc. Overview	($ in thousands, except per share)

Company Information

Name	Astec Industries, Inc.	Address	4101 Jerome Avenue, P.O. Box 72787
Symbol	ASTE	City, State Zip	Chattanooga, TN 37407
Latest Fiscal YE	31-Dec-02	Telephone	(423) 867-4210
Latest Rprt Per	30-Jun-03	Website	http://www.astecindustries.com/

Market Information

As of Date	3-Oct-03	Market Cap	$203,491
Exchange	Nasdaq	Total Invested Capital (TIC)	$291,652
Stock Price	$10.33	Enterprise Value (EV)	$280,372
52 Week High	$12.72
52 Week Low	$5.21	Insider Ownership	16.00%
Avg. Daily Volume (000’s)	46	Institutional
Beta	1.34	% Owned	56.00%
Shares Outstanding (000’s)	19,699	Number of Institutions	192

Valuation Analysis

Multiple of

	Market Cap	TIC	EV

Latest Twelve Months
Revenue	0.44x	0.63x	0.60x
EBIT	na	na	na
EBITDA	29.23x	41.90x	40.28x
Normalized Net Income	na	na	na
Basic Normalized EPS	na	na	na
Projected
Dec-03 Mean Revenue	0.46x	0.65x	0.63x
Dec-04 Mean Revenue	0.42x	0.61x	0.58x
Dec-03 Mean EBITDA	13.75x	19.71x	18.94x
Dec-04 Mean EBITDA	7.48x	10.72x	10.31x
Dec-03 Mean EPS	na	na	na
Dec-04 Mean EPS	20.46x	na	na
Most Recent Filing
Assets	0.56x	0.80x	0.77x
Common Equity	1.06x	na	na
Tangible Common Equity	1.31x	na	na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS

December-03	2	$447,000	$14,800	$(0.07)
December-04	1	$482,000	$27,200	$0.51
LT Growth	1	na	na	7.00%

Income and Cashflow Statement Data

		Six Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Dec-02	Dec-01

Revenue	$463,446	$231,968	$249,111	$480,589	$455,839
Cost of Revenue	393,482	191,433	194,610	396,659	364,915

Gross Profit	69,964	40,535	54,501	83,930	90,924
Selling, General & Administrative	72,369	39,898	39,936	72,407	71,691
Other Operating	7,772	-	-	7,772	9,651

Operating Income	(10,177)	637	14,565	3,751	9,582
Interest Income / (Expense), net	(8,117)	(4,438)	(5,162)	(8,841)	(7,782)
Other Income / (Expense), net	1,201	1,087	1,128	1,242	2,039

Pre-tax Income	(17,093)	(2,714)	10,531	(3,848)	3,839
Taxes	(8,502)	(2,540)	3,451	(2,511)	1,481

After-tax Income	(8,591)	(174)	7,080	(1,337)	2,358
Minority Interest	(85)	(31)	(38)	(92)	(124)
Equity in Affiliates	-	-	-	-	(242)

Normalized Net Income	(8,676)	(205)	7,042	(1,429)	1,992
Preferred Dividends	-	-	-	-	-

Normalized Net Income to Common	$(8,676)	$(205)	$7,042	$(1,429)	$1,992

Normalized EBIT	$(8,976)	$1,724	$15,693	$4,993	$11,379
Depreciation & Amortization	$15,937	$7,232	$6,507	$15,212	$17,046
Normalized EBITDA	$6,961	$8,956	$22,200	$20,205	$28,425
CAPEX	$3,962	$2,688	$18,000	$19,274	$8,057
EBITDA - CAPEX	$2,999	$6,268	$4,200	$931	$20,368
GAAP Operating Cash Flow	$5,218	$(1,684)	$25,935	$32,837	$1,452
Basic Reported Weighted Avg Shares Out (000’s)		19,682	19,639	19,658	19,442
Basic Normalized EPS	$(0.44)	$(0.01)	$0.36	$(0.07)	$0.10
Basic Reported EPS	$(0.81)	$(0.21)	$0.36	$(0.24)	$0.10
Diluted Reported Weighted Avg Shares Out (000’s)		19,682	19,994	19,658	19,753
Diluted Normalized EPS	$(0.43)	$(0.01)	$0.35	$(0.07)	$0.10
Diluted Reported EPS	$(0.80)	$(0.21)	$0.35	$(0.24)	$0.10

Normalized Reconciliation

Restructuring/Goodwill Impairment	$-	$-	$-	$-	$-
Other Unusual (Expense) Gain Items	(7,114)	(3,837)	-	(3,277)	-
Tax Shelter (Charge) on Unusual Items	-	-	-	-	-

Unusual (Exp) Gain Items, net of Taxes	(7,114)	(3,837)	-	(3,277)	-
Accounting Changes, net of Taxes	-	-	-	-	-
Discontinued Operations, net of Taxes	-	-	-	-	-
Extraordinary Items, net of Taxes	-	-	-	-	-

Total Reconciling Items, net of Taxes	$(7,114)	$(3,837)	$-	$(3,277)	$-

Reported Income Tax (Benefit)	$(8,502)	$(2,540)	$3,451	$(2,511)	$1,481
Reported Net Income (Loss)	$(15,790)	$(4,042)	$7,042	$(4,706)	$1,992

Revenue Breakdown

Road Construction Equipment	$225,543	$116,314	$128,628	$237,857	$221,163
Other Heavy Construction	235,072	114,885	118,628	238,815	231,523
Other	2,831	769	1,855	3,917	3,153

	$463,446	$231,968	$249,111	$480,589	$455,839

Road Construction Equipment	48.7%	50.1%	51.6%	49.5%	48.5%
Other Heavy Construction	50.7%	49.5%	47.6%	49.7%	50.8%
Other	0.6%	0.3%	0.7%	0.8%	0.7%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Astec Industries, Inc. Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jun-03	Dec-02	Dec-01

Cash & Mkt Securities	$11,280	$30,341	$6,670
Accounts Receivable	57,609	48,965	53,057
Inventory	113,740	120,238	128,996
Other Current Assets	23,204	50,331	36,537

Total Current Assets	205,833	249,875	225,260
PPE, net	115,357	125,799	123,394
Intangibles, net	36,093	36,093	36,115
Deferred Income Taxes	-	-	-
Other Assets	6,247	4,736	15,922

Total Assets	$363,530	$416,503	$400,691

Accounts Payable	$34,158	$33,680	$26,246
Accrued Expenses	3,739	6,110	6,667
Deferred Revenues	-	-	-
Short Term Debt	9,555	3,220	2,368
Short Term Capital Leases	-	-	-
Other Current Liabilities	34,929	33,641	27,831

Total Current Liabilities	82,381	76,651	63,112
Other LT Liabilities	10,638	15,315	12,597
Long Term Debt	78,155	130,645	127,285
Long Term Capital Leases	-	-	-
Minority Interests	451	460	350
Pref Stock (Liq Value)	-	-	-

Total Liabilities & Pref Stock	171,625	223,071	203,344

Common Equity	191,905	193,432	197,347

Total Liabilities & Equity	$363,530	$416,503	$400,691

Common Shares Outstanding (000’s)	19,678	19,677	19,603
Cash Value per share	$0.57	$1.54	$0.34
Common Book Value per share	$9.75	$9.83	$10.07
Common Tangible Book Value per share	$7.92	$8.00	$8.22
Total Debt	$88,161	$134,325	$130,003
Net Debt	$76,881	$103,984	$123,333
Total Capitalization	$280,066	$327,757	$327,350

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	8.7x	9.4x	8.6x
Inventory Turnover	3.4x	3.2x	2.8x
Asset Turnover	1.2x	1.2x	1.1x
Days Sales Outstanding	42.0	38.7	42.5
Days Inventory Outstanding	108.5	114.7	129.0
Days Payable Outstanding	26.1	22.9	21.5
Normalized Return on Avg Assets	-2.2%	-0.3%	na
Normalized Return on Avg Common Equity	-4.5%	-0.7%	na
Financial Strength
Current Ratio	2.5	3.3	3.6
Quick Ratio	1.1	1.7	1.5
Total Debt/Total Capitalization	31.5%	41.0%	39.7%
Total Debt/TIC	30.2%	46.1%	44.6%
Total Debt/EBITDA	12.7x	6.6x	4.6x
Total Debt/EBITDA-CAPEX	29.4x	144.3x	6.4x
EBITDA/Interest Expense	0.9x	2.3x	3.7x
EBITDA-CAPEX/Interest Expense	0.4x	0.1x	2.6x

Income and Cashflow Analysis

		Six Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Dec-02	Dec-01

Profitability & Cost Ratios (as % of Revenue)
Gross Margin	15.1%	17.5%	21.9%	17.5%	19.9%
S,G & A	15.6%	17.2%	16.0%	15.1%	15.7%
Operating Income	-2.2%	0.3%	5.8%	0.8%	2.1%
Pre-Tax	-3.7%	-1.2%	4.2%	-0.8%	0.8%
EBIT	-1.9%	0.7%	6.3%	1.0%	2.5%
EBITDA	1.5%	3.9%	8.9%	4.2%	6.2%
Normalized Net Income to Common	-1.9%	-0.1%	2.8%	-0.3%	0.4%
Reported Net Income	-3.4%	-1.7%	2.8%	-1.0%	0.4%
CAPEX	0.9%	1.2%	7.2%	4.0%	1.8%
Period Growth Rates
Revenue		-6.9%		5.4%
EBIT		-89.0%		-56.1%
EBITDA		-59.7%		-28.9%

Notes

Unusual expense includes relocation and start up expenses

June 30, 2003 results are based on news annoucements. Depreciation and amortization expense is estimated to derive EBITDA for the second quarter.

Other Analysis

Company Description

Astec Industries, Inc. designs, engineers, manufactures and markets equipment and components used primarily in road building and related construction activities. The Company’s products are used in each phase of road building, from quarrying and crushing the aggregate to testing the mix for application of the road surface. Astec also manufactures certain equipment and components unrelated to road construction, including trenching, auger boring, directional drilling, environmental remediation and industrial heat transfer equipment. The Company operates in four business segments: asphalt group, aggregate and mining group, mobile asphalt paving group and underground group.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Company Information

Gehl Company Overview	($ in thousands, except per share)

Name	Gehl Company	Address	143 Water Street
Symbol	GEHL	City, State Zip	West Bend, WI 53095
Latest Fiscal YE	31-Dec-02	Telephone	(262) 334-9461
Latest Rprt Per	29-Jun-03	Website	http://www.gehl.com/

Market Information

As of Date	3-Oct-03	Market Cap	$60,886
Exchange	Nasdaq	Total Invested Capital (TIC)	$126,758
Stock Price	$11.37	Enterprise Value (EV)	$122,016
52 Week High	$12.22
52 Week Low	$7.51	Insider Ownership	2.00%
Avg. Daily Volume (000’s)	11	Institutional
Beta	0.26	% Owned	36.00%
Shares Outstanding (000’s)	5,355	Number of Institutions	44

Valuation Analysis

Multiple of

	Market Cap	TIC	EV

Latest Twelve Months
Revenue	0.26x	0.54x	0.52x
EBIT	9.20x	19.16x	18.44x
EBITDA	5.32x	11.07x	10.66x
Normalized Net Income	17.13x	35.65x	34.32x
Basic Normalized EPS	17.23x	na	na
Projected
Dec-03 Mean Revenue	0.26x	0.54x	0.52x
Dec-04 Mean Revenue	0.25x	0.52x	0.50x
Dec-03 Mean EBITDA	4.35x	9.05x	8.72x
Dec-04 Mean EBITDA	3.81x	7.92x	7.63x
Dec-03 Mean EPS	15.16x	na	na
Dec-04 Mean EPS	11.97x	na	na
Most Recent Filing
Assets	0.25x	0.51x	0.49x
Common Equity	0.62x	na	na
Tangible Common Equity	0.70x	na	na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS

December-03	1	$233,800	$14,000	$0.75
December-04	1	$242,400	$16,000	$0.95
LT Growth	1	na	na	12.00%

Income and Cashflow Statement Data

		Six Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Dec-02	Dec-01
Revenue	$232,890	$127,082	$126,757	$232,565	$240,394
Cost of Revenue	184,902	100,353	99,171	183,720	187,069

Gross Profit	47,988	26,729	27,586	48,845	53,325
Selling, General & Administrative	41,322	21,852	23,263	42,733	39,569
Other Operating	-	-	-	-	-

Operating Income	6,666	4,877	4,323	6,112	13,756
Interest Income / (Expense), net	(1,769)	(852)	(1,149)	(2,066)	(2,275)
Other Income / (Expense), net	(49)	384	(1,053)	(1,486)	(3,122)

Pre-tax Income	4,848	4,409	2,121	2,560	8,359
Taxes	1,293	1,473	742	562	1,241

After-tax Income	3,555	2,936	1,379	1,998	7,118
Minority Interest	-	-	-	-	-
Equity in Affiliates	-	-	-	-	-

Normalized Net Income	3,555	2,936	1,379	1,998	7,118
Preferred Dividends	-	-	-	-	-

Normalized Net Income to Common	$3,555	$2,936	$1,379	$1,998	$7,118

Normalized EBIT	$6,617	$5,261	$3,270	$4,626	$10,634
Depreciation & Amortization	$4,829	$2,563	$2,547	$4,813	$5,416
Normalized EBITDA	$11,446	$7,824	$5,817	$9,439	$16,050
CAPEX	$3,860	$920	$3,850	$6,790	$4,135
EBITDA - CAPEX	$7,586	$6,904	$1,967	$2,649	$11,915
GAAP Operating Cash Flow	$11,442	$(3,679)	$1,647	$16,768	$(106)
Basic Reported Weighted Avg Shares Out (000’s)		5,360	5,387	5,390	5,345
Basic Normalized EPS	$0.66	$0.55	$0.26	$0.37	$1.33
Basic Reported EPS	$0.49	$0.51	$0.21	$0.19	$0.43
Diluted Reported Weighted Avg Shares Out (000’s)		5,372	5,516	5,466	5,507
Diluted Normalized EPS	$0.67	$0.55	$0.25	$0.37	$1.29
Diluted Reported EPS	$0.50	$0.51	$0.20	$0.19	$0.42

Normalized Reconciliation

Restructuring/Goodwill Impairment	$(844)	$(281)	$(392)	$(955)	$(4,813)
Other Unusual (Expense) Gain Items	-	-	-	-	-
Tax Shelter (Charge) on Unusual Items	(43)	94	137	-	-

Unusual (Exp) Gain Items, net of Taxes	(887)	(187)	(255)	(955)	(4,813)
Accounting Changes, net of Taxes	-	-	-	-	-
Discontinued Operations, net of Taxes	-	-	-	-	-
Extraordinary Items, net of Taxes	-	-	-	-	-

Total Reconciling Items, net of Taxes	$(887)	$(187)	$(255)	$(955)	$(4,813)

Reported Income Tax (Benefit)	$1,336	$1,379	$605	$562	$1,241
Reported Net Income (Loss)	$2,668	$2,749	$1,124	$1,043	$2,305

Revenue Breakdown

Road Construction Equipment	$-	$-	$-	$-	$-
Other Heavy Construction	232,890	127,082	126,757	232,565	240,394
Other	-	-	-	-	-

	$232,890	$127,082	$126,757	$232,565	$240,394

Road Construction Equipment	0.0%	0.0%	0.0%	0.0%	0.0%
Other Heavy Construction	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Gehl Company Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jun-03	Dec-02	Dec-01

Cash & Mkt Securities	$4,742	$2,243	$2,248
Accounts Receivable	118,098	97,627	90,714
Inventory	36,550	36,771	52,161
Other Current Assets	16,772	16,373	18,801

Total Current Assets	176,162	153,014	163,924
PPE, net	45,056	46,697	43,431
Intangibles, net	11,748	11,696	12,248
Deferred Income Taxes	-	-	-
Other Assets	15,037	14,662	17,806

Total Assets	$248,003	$226,069	$237,409

Accounts Payable	$33,544	$27,540	$30,644
Accrued Expenses	21,300	20,315	25,661
Deferred Revenues	-	-	-
Short Term Debt	1,446	1,779	161
Short Term Capital Leases	-	-	-
Other Current Liabilities	4,426	-	-

Total Current Liabilities	60,716	49,634	56,466
Other LT Liabilities	24,182	24,162	16,685
Long Term Debt	64,426	56,135	64,237
Long Term Capital Leases	-	-	-
Minority Interests	-	-	-
Pref Stock (Liq Value)	-	-	-

Total Liabilities & Pref Stock	149,324	129,931	137,388

Common Equity	98,679	96,138	100,021

Total Liabilities & Equity	$248,003	$226,069	$237,409

Common Shares Outstanding (000’s)	5,355	5,374	5,360
Cash Value per share	$0.89	$0.42	$0.42
Common Book Value per share	$18.43	$17.89	$18.66
Common Tangible Book Value per share	$16.23	$15.71	$16.38
Total Debt	$65,872	$57,914	$64,398
Net Debt	$61,130	$55,671	$62,150
Total Capitalization	$164,551	$154,052	$164,419

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	2.2x	2.5x	2.7x
Inventory Turnover	5.0x	4.1x	3.6x
Asset Turnover	1.0x	1.0x	1.0x
Days Sales Outstanding	169.0	147.8	137.7
Days Inventory Outstanding	72.4	88.3	101.8
Days Payable Outstanding	49.3	46.9	49.4
Normalized Return on Avg Assets	1.5%	0.9%	na
Normalized Return on Avg Common Equity	3.6%	2.0%	na
Financial Strength
Current Ratio	2.9	3.1	2.9
Quick Ratio	2.3	2.3	2.0
Total Debt/Total Capitalization	40.0%	37.6%	39.2%
Total Debt/TIC	52.0%	45.7%	50.8%
Total Debt/EBITDA	5.8x	6.1x	4.0x
Total Debt/EBITDA-CAPEX	8.7x	21.9x	5.4x
EBITDA/Interest Expense	6.5x	4.6x	7.1x
EBITDA-CAPEX/Interest Expense	4.3x	1.3x	5.2x

Income and Cashflow Analysis

		Six Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Dec-02	Dec-01

Profitability & Cost Ratios (as % of Revenue)
Gross Margin	20.6%	21.0%	21.8%	21.0%	22.2%
S,G & A	17.7%	17.2%	18.4%	18.4%	16.5%
Operating Income	2.9%	3.8%	3.4%	2.6%	5.7%
Pre-Tax	2.1%	3.5%	1.7%	1.1%	3.5%
EBIT	2.8%	4.1%	2.6%	2.0%	4.4%
EBITDA	4.9%	6.2%	4.6%	4.1%	6.7%
Normalized Net Income to Common	1.5%	2.3%	1.1%	0.9%	3.0%
Reported Net Income	1.1%	2.2%	0.9%	0.4%	1.0%
CAPEX	1.7%	0.7%	3.0%	2.9%	1.7%
Period Growth Rates
Revenue		0.3%		-3.3%
EBIT		60.9%		-56.5%
EBITDA		34.5%		-41.2%

Notes

*Restructuring expenses and strategic review costs are normalized out from earnings.

*Latest quarter results were taken from the 8-K filed on July 24, 2003

*Current Liabilities stated are as of Q1 fiscal 2003, with an adjusting entry made under Other Current Liabilities to reconcile the numbers to the second quarter.

Other Analysis

Company Description

Gehl Company designs, manufactures, sells and finances equipment used in the light construction equipment and the agriculture equipment industries. The Company operates in two business segments: construction equipment and agriculture equipment. Construction equipment consists of skid loaders, telescopic handlers, asphalt pavers, compact excavators, compact track loaders, all-wheel-steer loaders and compact loaders and is sold to contractors, sub-contractors, owner operators, rental stores and municipalities. Agriculture equipment include haymaking, forage harvesting, materials handling (skid loaders, telescopic handlers, compact excavators, compact tracked loaders, all-wheel-steer loaders, compact loaders and attachments), manure handling and feedmaking equipment. In addition to the equipment it manufactures, Gehl markets equipment acquired from third-party suppliers. Products acquired from these suppliers accounted for less than 13% of the Company’s net sales in 2002.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Art’s Way Manufacturing Overview	($ in thousands, except per share)

Company Information

Name	Art’s Way Manufacturing	Address	Hwy 9 West, P.O. Box 288
Symbol	ARTW	City, State Zip	Armstrong, IA 50514
Latest Fiscal YE	30-Nov-02	Telephone	(712) 864-3131
Latest Rprt Per	31-May-03	Website	http://www.artsway-mfg.com/

Market Information

As of Date	3-Oct-03	Market Cap	$9,440
Exchange	Nasdaq	Total Invested Capital (TIC)	$11,667
Stock Price	$4.87	Enterprise Value (EV)	$10,687
52 Week High	$5.24
52 Week Low	$2.70	Insider Ownership	23.00%
Avg. Daily Volume (000’s)	1	Institutional
Beta	(0.26)	% Owned	9.00%
Shares Outstanding (000’s)	1,938	Number of Institutions	6

Valuation Analysis

Multiple of

	Market Cap	TIC	EV

Latest Twelve Months
Revenue	0.86x	1.07x	0.98x
EBIT	8.64x	10.68x	9.79x
EBITDA	6.93x	8.57x	7.85x
Normalized Net Income	9.81x	12.13x	11.11x
Basic Normalized EPS	9.55x	na	na
Projected
Dec-03 Mean Revenue	na	na	na
Dec-04 Mean Revenue	na	na	na
Dec-03 Mean EBITDA	na	na	na
Dec-04 Mean EBITDA	na	na	na
Dec-03 Mean EPS	na	na	na
Dec-04 Mean EPS	na	na	na
Most Recent Filing
Assets	1.20x	1.48x	1.36x
Common Equity	2.69x	na	na
Tangible Common Equity	2.69x	na	na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS

December-03	na	$-	$-	$-
December-04	na	$-	$-	$-
LT Growth	na	na	na	na

Income and Cashflow Statement Data

		Six Months Ended		Fiscal Years Ended
	LTM
	May-03	May-03	May-02	Nov-02	Nov-01

Revenue	$10,945	$4,941	$4,895	$10,899	$10,891
Cost of Revenue	7,953	3,505	3,682	8,130	8,768

Gross Profit	2,992	1,436	1,213	2,769	2,123
Selling, General & Administrative	1,873	994	1,089	1,968	2,409
Other Operating	-	-	-	-	-

Operating Income	1,119	442	124	801	(286)
Interest Income / (Expense), net	(124)	(49)	(95)	(170)	(411)
Other Income / (Expense), net	(27)	(16)	(47)	(58)	9

Pre-tax Income	968	377	(18)	573	(688)
Taxes	6	2	-	4	64

After-tax Income	962	375	(18)	569	(752)
Minority Interest	-	-	-	-	-
Equity in Affiliates	-	-	-	-	-

Normalized Net Income	962	375	(18)	569	(752)
Preferred Dividends	-	-	-	-	-

Normalized Net Income to Common	$962	$375	$(18)	$569	$(752)

Normalized EBIT	$1,092	$426	$77	$743	$(277)
Depreciation & Amortization	$270	$140	$122	$252	$453
Normalized EBITDA	$1,362	$566	$199	$995	$176
CAPEX	$142	$-	$-	$142	$58
EBITDA - CAPEX	$1,220	$566	$199	$853	$118
GAAP Operating Cash Flow	$585	$(99)	$841	$1,525	$901
Basic Reported Weighted Avg Shares Out (000’s)		1,938	1,678	1,808	1,280
Basic Normalized EPS	$0.51	$0.19	$(0.01)	$0.31	$(0.59)
Basic Reported EPS	$0.51	$0.19	$(0.01)	$0.31	$(1.86)
Diluted Reported Weighted Avg Shares Out (000’s)		1,949	1,678	1,811	1,280
Diluted Normalized EPS	$0.51	$0.19	$(0.01)	$0.31	$(0.59)
Diluted Reported EPS	$0.51	$0.19	$(0.01)	$0.31	$(1.86)

Normalized Reconciliation

Restructuring/Goodwill Impairment	$-	$-	$-	$-	$-
Other Unusual (Expense) Gain Items	-	-	-	-	(1,629)
Tax Shelter (Charge) on Unusual Items	-	-	-	-	-

Unusual (Exp) Gain Items, net of Taxes	-	-	-	-	(1,629)
Accounting Changes, net of Taxes	-	-	-	-	-
Discontinued Operations, net of Taxes	-	-	-	-	-
Extraordinary Items, net of Taxes	-	-	-	-	-

Total Reconciling Items, net of Taxes	$-	$-	$-	$-	$(1,629)

Reported Income Tax (Benefit)	$6	$2	$-	$4	$64
Reported Net Income (Loss)	$962	$375	$(18)	$569	$(2,381)

Revenue Breakdown

Road Construction Equipment	$-	$-	$-	$-	$-
Other Heavy Construction	10,945	4,941	4,895	10,899	10,891
Other	-	-	-	-	-

	$10,945	$4,941	$4,895	$10,899	$10,891

Road Construction Equipment	0.0%	0.0%	0.0%	0.0%	0.0%
Other Heavy Construction	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Art’s Way Manufacturing Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	May-03	Nov-02	Nov-01

Cash & Mkt Securities	$980	$75	$4
Accounts Receivable	1,183	593	922
Inventory	4,155	3,577	4,315
Other Current Assets	71	95	54

Total Current Assets	6,389	4,340	5,295
PPE, net	835	975	1,084
Intangibles, net	-	-	-
Deferred Income Taxes	-	-	-
Other Assets	642	606	376

Total Assets	$7,866	$5,921	$6,755

Accounts Payable	$252	$523	$984
Accrued Expenses	734	631	634
Deferred Revenues	-	-	-
Short Term Debt	122	676	3,036
Short Term Capital Leases	-	-	-
Other Current Liabilities	984	250	65

Total Current Liabilities	2,092	2,080	4,719
Other LT Liabilities	160	187	-
Long Term Debt	2,105	521	272
Long Term Capital Leases	-	-	-
Minority Interests	-	-	-
Pref Stock (Liq Value)	-	-	-

Total Liabilities & Pref Stock	4,357	2,788	4,991

Common Equity	3,509	3,133	1,764

Total Liabilities & Equity	$7,866	$5,921	$6,755

Common Shares Outstanding (000’s)	1,938	1,938	1,298
Cash Value per share	$0.51	$0.04	$0.00
Common Book Value per share	$1.81	$1.62	$1.36
Common Tangible Book Value per share	$1.81	$1.62	$1.36
Total Debt	$2,227	$1,197	$3,308
Net Debt	$1,247	$1,122	$3,304
Total Capitalization	$5,736	$4,330	$5,072

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	12.3x	14.4x	11.8x
Inventory Turnover	2.1x	2.1x	2.0x
Asset Turnover	1.6x	1.7x	1.6x
Days Sales Outstanding	29.6	25.4	30.9
Days Inventory Outstanding	177.4	177.2	179.6
Days Payable Outstanding	14.4	27.2	32.1
Normalized Return on Avg Assets	14.0%	9.0%	na
Normalized Return on Avg Common Equity	29.0%	23.2%	na
Financial Strength
Current Ratio	3.1	2.1	1.1
Quick Ratio	1.1	0.4	0.2
Total Debt/Total Capitalization	38.8%	27.6%	65.2%
Total Debt/TIC	19.1%	10.3%	28.4%
Total Debt/EBITDA	1.6x	1.2x	18.8x
Total Debt/EBITDA-CAPEX	1.8x	1.4x	28.0x
EBITDA/Interest Expense	11.0x	5.9x	0.4x
EBITDA-CAPEX/Interest Expense	9.8x	5.0x	0.3x

Income and Cashflow Analysis

		Six Months Ended		Fiscal Years Ended
	LTM
	May-03	May-03	May-02	Nov-02	Nov-01

Profitability & Cost Ratios (as % of Revenue)
Gross Margin	27.3%	29.1%	24.8%	25.4%	19.5%
S,G & A	17.1%	20.1%	22.2%	18.1%	22.1%
Operating Income	10.2%	8.9%	2.5%	7.3%	-2.6%
Pre-Tax	8.8%	7.6%	-0.4%	5.3%	-6.3%
EBIT	10.0%	8.6%	1.6%	6.8%	-2.5%
EBITDA	12.4%	11.5%	4.1%	9.1%	1.6%
Normalized Net Income to Common	8.8%	7.6%	-0.4%	5.2%	-6.9%
Reported Net Income	8.8%	7.6%	-0.4%	5.2%	-21.9%
CAPEX	1.3%	0.0%	0.0%	1.3%	0.5%
Period Growth Rates
Revenue		0.9%		0.1%
EBIT		453.2%		-368.2%
EBITDA		184.4%		465.3%

Notes

Unusual expense includes loss on inventory disposition and asset impairment writedown

Other Analysis

Company Description

Art’s-Way Manufacturing Co., Inc. manufactures specialized farm machinery under its own and private labels. Equipment manufactured by the Company under its own label includes: portable and stationary animal feed processing equipment and related attachments used to mill and mix feed grains into custom animal feed rations; a high bulk mixing wagon to mix animal feeds containing silage, hay, and grain; a line of mowers and stalk shredders; minimum till seed bed preparation equipment; sugar beet and potato harvesting equipment; and a line of land maintenance equipment, edible bean equipment, and grain drill equipment. Art’s-Way labeled products are sold by farm equipment dealers throughout the United States.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Gencor Industries, Inc. Overview	($ in thousands, except per share)

Company Information

Name	Gencor Industries, Inc.	Address	5201 N. Orange Blossom Trail
Symbol	GNCI	City, State Zip	Orlando, FL 32810
Latest Fiscal YE	30-Sep-02	Telephone	(407) 290-6000
Latest Rprt Per	30-Jun-03	Website	http://www.gencor.com/

Market Information

As of Date	3-Oct-03	Market Cap	$21,271
Exchange	OTC	Total Invested Capital (TIC)	$36,730
Stock Price	$2.45	Enterprise Value (EV)	$20,617
52 Week High	$3.45
52 Week Low	$0.75	Insider Ownership	25.00%
Avg. Daily Volume (000’s)	5	Institutional
Beta	0.02	% Owned	0.00%
Shares Outstanding (000’s)	8,682	Number of Institutions	-

Valuation Analysis

Multiple of

	Market Cap	TIC	EV

Latest Twelve Months
Revenue	0.33x	0.57x	0.32x
EBIT	8.93x	15.43x	8.66x
EBITDA	6.46x	11.15x	6.26x
Normalized Net Income	na	na	na
Basic Normalized EPS	na	na	na
Projected
Sep-03 Mean Revenue	0.38x	0.66x	0.37x
Sep-04 Mean Revenue	0.42x	0.72x	0.40x
Sep-03 Mean EBITDA	7.71x	13.32x	7.48x
Sep-04 Mean EBITDA	4.87x	8.41x	4.72x
Sep-03 Mean EPS	na	na	na
Sep-04 Mean EPS	na	na	na
Most Recent Filing
Assets	0.38x	0.66x	0.37x
Common Equity	1.65x	na	na
Tangible Common Equity	1.70x	na	na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS

September-03	na	$55,843	$2,758	$-
September-04	na	$51,014	$4,370	$-
LT Growth	na	na	na	na

Income and Cashflow Statement Data

		Nine Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Sep-02	Sep-01

Revenue	$64,651	$48,324	$51,158	$67,485	$71,134
Cost of Revenue	48,344	35,591	38,179	50,932	53,270

Gross Profit	16,307	12,733	12,979	16,553	17,864
Selling, General & Administrative	12,108	9,170	9,553	12,491	14,311
Other Operating	1,710	1,309	1,300	1,701	2,351

Operating Income	2,489	2,254	2,126	2,361	1,202
Interest Income / (Expense), net	(1,655)	(1,143)	(1,619)	(2,131)	(476)
Other Income / (Expense), net	(108)	12	28	(92)	(117)

Pre-tax Income	726	1,123	535	138	609
Taxes	821	1,116	256	(39)	-

After-tax Income	(95)	7	279	177	609
Minority Interest	-	-	-	-	-
Equity in Affiliates	-	-	-	-	-

Normalized Net Income	(95)	7	279	177	609
Preferred Dividends	-	-	-	-	-

Normalized Net Income to Common	$(95)	$7	$279	$177	$609

Normalized EBIT	$2,381	$2,266	$2,154	$2,269	$1,085
Depreciation & Amortization	$914	$706	$1,170	$1,378	$4,021
Normalized EBITDA	$3,295	$2,972	$3,324	$3,647	$5,106
CAPEX	$169	$84	$219	$304	$88
EBITDA - CAPEX	$3,126	$2,888	$3,105	$3,343	$5,018
GAAP Operating Cash Flow	$6,650	$5,351	$(515)	$784	$11,441
Basic Reported Weighted Avg Shares Out (000’s)		8,682	8,682	8,682	8,682
Basic Normalized EPS	$(0.01)	$-	$0.03	$0.02	$0.07
Basic Reported EPS	$0.93	$0.87	$0.18	$0.24	$1.03
Diluted Reported Weighted Avg Shares Out (000’s)		8,682	9,072	9,072	8,682
Diluted Normalized EPS	$(0.01)	$-	$0.03	$0.02	$0.07
Diluted Reported EPS	$0.93	$0.87	$0.17	$0.23	$1.03

Normalized Reconciliation

Restructuring/Goodwill Impairment	$-	$-	$(302)	$(302)	$(5,072)
Other Unusual (Expense) Gain Items	11,372	12,228	1,954	1,098	215
Tax Shelter (Charge) on Unusual Items	(4,122)	(4,700)	(578)	-	-

Unusual (Exp) Gain Items, net of Taxes	7,250	7,528	1,074	796	(4,857)
Accounting Changes, net of Taxes	-	-	-	-	-
Discontinued Operations, net of Taxes	69	-	172	241	5,695
Extraordinary Items, net of Taxes	-	-	-	-	7,476

Total Reconciling Items, net of Taxes	$7,319	$7,528	$1,246	$1,037	$8,314

Reported Income Tax (Benefit)	$4,943	$5,816	$834	$(39)	$-
Reported Net Income (Loss)	$8,080	$7,535	$1,525	$2,070	$8,923

Revenue Breakdown

Road Construction Equipment	$64,651	$48,324	$51,158	$67,485	$71,134
Other Heavy Construction	-	-	-	-	-

Other	-	-	-	-	-

	$64,651	$48,324	$51,158	$67,485	$71,134

Road Construction Equipment	100.0%	100.0%	100.0%	100.0%	100.0%
Other Heavy Construction	0.0%	0.0%	0.0%	0.0%	0.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Gencor Industries, Inc. Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jun-03	Sep-02	Sep-01

Cash & Mkt Securities	$16,113	$12,305	$14,158
Accounts Receivable	4,390	8,512	8,672
Inventory	14,156	19,012	23,105
Other Current Assets	1,115	1,938	2,021

Total Current Assets	35,774	41,767	47,956
PPE, net	15,131	15,693	16,774
Intangibles, net	364	364	379
Deferred Income Taxes	-	-	-
Other Assets	4,292	4,360	4,478

Total Assets	$55,561	$62,184	$69,587

Accounts Payable	$6,289	$9,000	$8,788
Accrued Expenses	8,440	9,947	15,513
Deferred Revenues	-	-	-
Short Term Debt	5,439	6,264	1,495
Short Term Capital Leases	-	-	-
Other Current Liabilities	9,211	4,032	3,875

Total Current Liabilities	29,379	29,243	29,671
Other LT Liabilities	3,309	3,309	3,309
Long Term Debt	10,020	24,337	34,333
Long Term Capital Leases	-	-	-
Minority Interests	-	-	-
Pref Stock (Liq Value)	-	-	-

Total Liabilities & Pref Stock	42,708	56,889	67,313

Common Equity	12,853	5,295	2,274

Total Liabilities & Equity	$55,561	$62,184	$69,587

Common Shares Outstanding (000’s)	8,682	8,682	8,682
Cash Value per share	$1.86	$1.42	$1.63
Common Book Value per share	$1.48	$0.61	$0.26
Common Tangible Book Value per share	$1.44	$0.57	$0.22
Total Debt	$15,459	$30,601	$35,828
Net Debt	$(654)	$18,296	$21,670
Total Capitalization	$28,312	$35,896	$38,102

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	10.0x	7.9x	8.2x
Inventory Turnover	2.9x	2.4x	2.3x
Asset Turnover	1.1x	1.0x	1.0x
Days Sales Outstanding	36.4	46.5	44.5
Days Inventory Outstanding	125.2	150.9	158.3
Days Payable Outstanding	44.9	49.8	45.9
Normalized Return on Avg Assets	-0.2%	0.3%	na
Normalized Return on Avg Common Equity	-1.1%	4.7%	na
Financial Strength
Current Ratio	1.2	1.4	1.6
Quick Ratio	0.7	0.8	0.8
Total Debt/Total Capitalization	54.6%	85.2%	94.0%
Total Debt/TIC	42.1%	83.3%	97.5%
Total Debt/EBITDA	4.7x	8.4x	7.0x
Total Debt/EBITDA-CAPEX	4.9x	9.2x	7.1x
EBITDA/Interest Expense	2.0x	1.7x	10.7x
EBITDA-CAPEX/Interest Expense	1.9x	1.6x	10.5x

Income and Cashflow Analysis

		Nine Months Ended		Fiscal Years Ended
	LTM
	Jun-03	Jun-03	Jun-02	Sep-02	Sep-01

Profitability & Cost Ratios (as % of Revenue)
Gross Margin	25.2%	26.3%	25.4%	24.5%	25.1%
S,G & A	18.7%	19.0%	18.7%	18.5%	20.1%
Operating Income	3.8%	4.7%	4.2%	3.5%	1.7%
Pre-Tax	1.1%	2.3%	1.0%	0.2%	0.9%
EBIT	3.7%	4.7%	4.2%	3.4%	1.5%
EBITDA	5.1%	6.2%	6.5%	5.4%	7.2%
Normalized Net Income to Common	-0.1%	0.0%	0.5%	0.3%	0.9%
Reported Net Income	12.5%	15.6%	3.0%	3.1%	12.5%
CAPEX	0.3%	0.2%	0.4%	0.5%	0.1%
Period Growth Rates
Revenue		-5.5%		-5.1%
EBIT		5.2%		109.1%
EBITDA		-10.6%		-28.6%

Notes

Unusual expenses include restructuring costs (professional fees and redundancy costs) related to the reorganization of the Company.

Unusual gains for nine months ended June 2003 include cash distributions form Carbontronics investment.

Discontinued operations include sale of the Company’s food equipment manufacturing segments

Other Analysis

Company Description

Gencor Industries, Inc., together with its subsidiaries, is a manufacturer of heavy machinery used in the production of highway construction materials, synthetic fuels and environmental control equipment. The Company’s principal core products include asphalt plants, combustion systems and fluid heat transfer systems. The Company’s products are manufactured in two facilities in the United States and two facilities located in the United Kingdom. On September 13, 2000, the Company and certain of its subsidiaries (the Debtors) filed voluntary petitions commencing cases under Chapter 11 of the United States Bankruptcy Code. The Company and certain of its subsidiaries began operating its businesses as debtors-in-possession. On April 13, 2001, the Debtors filed the Amended Plan of Reorganization of Gencor Industries, Inc. (the Amended Plan). The Amended Plan was confirmed on July 11, 2001. The Company emerged from Chapter 11 during the first quarter of 2002.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE TRANSACTION ANALYSIS

•	The comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to Gencor.

•	The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

•	Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

•	Capitalink located nine transactions announced since March 2001 involving target companies in related industries to Gencor (the “Comparable Transactions”) and for which detailed financial information was available. Target companies were involved in the manufacture of heavy construction equipment and machinery and were classified under the SIC 353 (construction, mining and materials handling machinery and equipment).

•	Based on the information disclosed with respect to the targets in the each of the Comparable Transactions, Capitalink calculated and compared enterprise values as multiples of LTM revenue, LTM EBITDA and total assets.

•	A review of the analysis indicates mean enterprise value multiples to LTM revenue and LTM EBITDA of 0.59 times and 8.3 times, respectively. The mean enterprise to total assets multiple was 0.5 times.

•	Capitalink determined a range of indicated enterprise values for Gencor by selecting a range of valuation multiples based on the Comparable Transactions, and applying them to the Company’s LTM Revenue and LTM EBITDA as of July 31, 2003.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE TRANSACTION ANALYSIS

•	As with the Comparable Company analysis, Gencor’s unique characteristics, smaller size, business concentration, declining revenue growth and limited future growth would suggest the Company be valued below the average of the Comparable Transaction multiples.

•	Therefore taking into account those factors, Capitalink selected an appropriate multiple range for the Company as follows:

o	Between 0.36 times and 0.41 times LTM revenue.

o	Between 5.1 times and 6.0 times LTM EBITDA.

•	Based on the selected multiple ranges, Capitalink calculated a range of enterprise values between $17.9 million and $20.6 million for the core business. After deducting net debt of $(1.6) million, dividing by approximately 10.2 million shares outstanding (including ITM options), and applying a 5% discount for the limited voting power of the common stock, Capitalink calculated a range of indicated common stock prices of between $1.87 and $2.07.

•	None of the Comparable Transactions are identical to Offer. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Transactions and other factors that could affect the respective acquisition values.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE TRANSACTION ANALYSIS

Comparable Transaction Analysis - Indicated Reference Range - Core Business
($ in thousands, except per share)

		Selected Multiple Range			Indicated Common Stock

	Statistic	Low - High	Indicated EV Value	Indicated Equity Value (1)	Share Price (2) (3)

Total Enterprise Value (EV) Multiple
LTM 7/31/03 Revenue	$58,950	0.36x - 0.41x	$21,251 - $23,908	$22,862 - $25,519	$2.13 - $2.37
LTM 7/31/03 EBITDA	$2,880	5.1x - 6.0x	$14,702 - $17,280	$16,313 - $18,891	$1.52 - $1.76
Indicated Reference Range			$17,977 - $20,594	$19,588 - $22,205	$1.82 - $2.07

(1)	Adjusted for ($1,611) net debt as of July 31, 2003, which includes cash from in the money options/warrants outstanding.
(2)	Based upon and assumes 10,208 shares and in the money options/warrants outstanding.
(3)	In order to reflect its limited voting power, a 5% discount has been applied to the common stock.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
SELECTED COMPARABLE TRANSACTION ANALYSIS

Comparable Transaction Analysis - Core Business
($ in millions)

TTM	MRQ	TPP
Total	Multiple	EV Multiple of
Net	Price	Enterprise	of Net
Announced	Closing	Target/	Total	Tangible	Paid	Value	Tangible	Total
Date	Date	Acquiror	Transaction Description	Revenue	EBITDA	Assets	Equity	TPP (1)	EV (2)	Equity	Revenue	EBITDA	Assets

17-Jul-03	28-Aug-03	The Carlyle Group, Inc.	Kito Corp. (Japan)	$175.59	na	$265.52	$115.40	$48.98	$48.98	0.4x	0.28	x	na	0.2x
Manufactures and markets hoists, cranes and automated warehouses
6-Jan-03	6-Jan-03	K-Tron International, Inc.	Pennsylvania Crusher Corp.	34.76	na	na	na	23.50	23.50	na	0.68	na	na
(Nasdaq: KTII)	Manufacture crushing machinery
18-Jun-02	9-Aug-02	Sandvik AB	Milacron Inc - Valenite Inc.	200.00	na	na	na	175.00	175.00	na	0.88	na	na
(OTC: SDVKF)	Produces tools for coal mining
19-Aug-02	5-Nov-02	Berkshire Hathaway Inc.	CTB International Corp.	225.99	35.26	na	na	140.00	180.00	na	0.80	5.1	na
(NYSE: BRK)	Designer, manufacturer & marketer of mechanized systems used for the grain and poultry industry.
15-Aug-02	3-Oct-02	Federal Signal Corp.	Wittke, Inc. (TSE: WKE)	105.03	8.49	na	na	62.48	62.48	na	0.59	7.4	na
(NYSE: FSS)	Manufacturer and designer of truck-mounted equipment and parts eg. Truck bodies, street sweepers
17-May-02	30-Aug-02	Terex Corp.	Siemens AG - Demag Mobile Cranes	360.00	na	na	na	146.00	146.00	na	0.41	na	na
(NYSE: TEX)	Manufactures and distributes telescopic and lattice boom cranes
18-Mar-02	8-Aug-02	Manitowc Co.	Grove Worldwide, Inc.	717.58	(3.14)	517.84	95.00	73.13	258.68	0.8	0.36	na	0.5
(NYSE: MTW)	Makes hydraulic cranes, truck-mounted cranes, and aerial work platforms
28-Jun-01	1-Oct-01	Terex Corp.	CMI Corp.	216.37	(5.11)	176.22	43.12	61.81	156.10	1.4	0.72	na	0.9
(NYSE: TEX)	Makes equipment for construction and maintenance of highways, city streets, and airport runways
14-Mar-01	16-Aug-01	Washington Mills Co.	Exolon-ESK Co.	50.48	2.45	58.53	29.57	13.75	30.32	0.5	0.60	12.4	0.5
na	Manufacture and wholesale construction machinery used principally for abrasive, refractory and metallurgical applications

High	$175.00	$258.68	1.4	x	0.88	x	12.4	x	0.9	x
Mean	82.74	120.12	0.8	0.59	8.3	0.5
Median	62.48	146.00	0.6	0.60	7.4	0.5
Low	13.75	23.50	0.4	0.28	5.1	0.2

(1)	Total Price Paid equals common equity value of interest acquired.
(2)	Enterprise Value equals Total Price Paid plus total debt, preferred stock, and minority interests, less cash.

Sources of information: SEC Edgar Filings, Press Releases, CapitalIQ, Multex, Mergerstat, Thomson Financial, & Done Deals.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
ACQUISITION PREMIUMS ANALYSIS

•	The acquisition premiums analysis involves the comparison of the premium derived in the Offer to premiums in other transactions where a controlling interest of a public company was acquired. Capitalink reviewed the one-day, five-day and 30-day premiums for all control interest transactions where:

o	The transaction was announced on or after January 2000,

o	The transaction value is less than or equal to $50.0 million,

o	The acquiring party previously had less than 50% shareholding in the target company, and

o	The target company is based in the United States.

•	Capitalink reviewed approximately 444 transactions that met this criteria and calculated the mean and median of the acquisition premiums. They were 41.6% and 35.5%, for the one day premium, 45.8% and 37.5% for the five day premium, and 53.6% and 42.5% for the 30 day premium.

•	Capitalink also identified four transactions announced since March 2000, in which the targets were in related industries to the Company and for which information on premiums paid were available. The mean and median acquisition premiums paid were from 18.9% and 1.3% for the one day premium, 24.0% and 11.1% for the five day premium and 34.7% and 17.8% for the 30 day premium.

•	Based on the premiums paid in the scenario set forth above, Capitalink derived an indicated range of per share market values for the Company using the prior one-day, five-day and 30-day share price as of October 3, 2003. Based on the selected multiple ranges, Capitalink calculated a range of indicated common stock share prices of $2.65 to $3.16 per share for Gencor (including Carbontronics).

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
ACQUISITION PREMIUMS ANALYSIS

Acquisition Premiums Analysis - Indicated Reference Range
($ in thousands, except per share)

		Selected Multiple Range
			Indicated Common Stock
	Statistic	Low - High	Share Price

Acquisitions Premiums
Prior One Day	$2.35	18.9% - 35.5%	$2.79 - $3.18
Prior 5 Day	$2.30	11.1% - 37.5%	$2.55 - $3.16
Prior 30 Day	$2.15	17.8% - 42.5%	$2.53 - $3.06
Indicated Reference Range			$2.63 - $3.14

Sources of information: BVMarketdata, Commodity Systems, Inc. and Mergerstat, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS ACQUISITION PREMIUMS ANALYSIS

Acquisition Premiums Analysis - Premiums

Acquisition Premiums - All Acquisitions <$50 m (1)

	Acquisition Premium

	1 Day	5 Day	30 Day

High	519.0%	522.0%	519.0%
Mean	41.6%	45.8%	53.6%
Median	35.5%	37.5%	42.5%
Low	-96.0%	-97.0%	-98.0%

Industry Acquisitions

			Acquisition Premium

Date	Acquiror	Target	1 Day	5 Day	30 Day

9/15/2002	Federal Signal Corp	Wittke Inc.	-7.3%	8.1%	-7.3%
6/28/2001	Terex Corp	CMI Corp	10.0%	14.0%	43.0%
3/22/2000	Tuboscope Inc	Varco International Inc	-11.0%	-4.0%	-9.0%
3/16/2000	National-Oilwell Inc	IRI International Corp	84.0%	78%	112%

		High	84.0%	78.0%	112.0%
		Mean	18.9%	24.0%	34.7%
		Median	1.3%	11.1%	17.8%
		Low	-11.0%	-4.0%	-9.0%

(1)	Includes 444 control acquisitions (purchases of >50%) from January 2000 with deal value < $50 million.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
PREMIUMS PAID ANALYSIS

•	The premiums paid analysis involves the comparison of the Offer to the average closing price of the Company’s common stock over varying time periods prior to October 3, 2003.

•	The analysis suggests that for the periods calculated, the Offer represents a premium (10.0% to 63.4%) over the average closing share price for each period. The premium as of October 3, 2003 was 21.3%.

•	In addition, the daily premium or discount over the period October 3, 2002 to October 3, 2003 was graphed based on the Offer Consideration. For the full prior one-year period, the Offer Consideration represented a significant premium for most of the prevailing daily share prices.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
PREMIUMS PAID ANALYSIS

Premiums Paid Analysis - Premium Review

Offer Consideration	$2.8600

	Closing Price	Premium
	per Share	(Discount)

As of October 03, 2003	$2.4500	16.7%
Sensitivity Analysis:
Prior Day Closing Price	$2.3500	21.7%
Prior 5 Trading Day Average Closing Price	$2.3700	20.7%
Prior 10 Trading Day Average Closing Price	$2.3590	21.2%
Prior 20 Trading Day Average Closing Price	$2.3660	20.9%
Prior 30 Trading Day Average Closing Price	$2.3160	23.5%
Prior 60 Trading Day Average Closing Price	$2.4633	16.1%
Prior 90 Trading Day Average Closing Price	$2.6666	7.3%
Prior Six Month Average Closing Price	$2.2962	24.6%
Prior Year Average Closing Price	$1.7805	60.6%

Sources of information: Share price data provided by Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
Premiums Paid Analysis

Gencor - Daily Premium (Discount)

October 03, 2002 - October 03, 2003

Premium (Discount)
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
10/3/2002
12/3/2002
2/3/2003
4/3/2003
6/3/2003
8/3/2003
10/3/2003

Sources of information: Share price data provided by Commodity Systems, Inc.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
Carbontronics Investment Analysis

•	Capitalink performed a scenario analysis to determine an appropriate range of value for the Company’s Carbontronics investment. Utilizing the projected cash flow for Carbontronics (derived as of April 22, 2003), Capitalink set forth a set of seven scenarios by applying a range of confidence factors to determine the projected cash flow received each year.

•	Post-tax cash flows were derived and discounted using the Company’s WACC of 17.5% for each of the seven scenarios.

•	Capitalink estimated the probability of receiving the cash flow each year based the following information:

o	Historical cash flow received,

o	Current correspondence with respect to the IRS review on Carbontronics’ records and chemical change issues, suggesting the tax credits (both prior and future) may be at risk.

o	Steps taken by the IRS to revoke the synthetic fuel tax credits.

o	Notice received of a Tax Event with all distributions being put on hold.

o	The Company’s can not currently predict when, and if, there will be any future distributions.

•	A pessimistic and neutral range of probabilities were determined and used to weight each of the seven scenarios and derive a range of indicated values of between $7.2 million and $10.2 million. The range of values was divided by the total number of shares outstanding of approximately 10.2 million (including ITM options), to derive a range of indicated values per common stock for Carbontronics of between $0.70 and $1.00 (after taking a 5% discount for the limited voting power of the common stock).

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
Carbontronics Investment Analysis

Carbontronics Investment - Indicated Reference Range
($ in thousands, except per share)

Indicated Common Stock
	Indicated Equity Value	Share Price (1) (2)

Indicated Reference Range	$7,175 - $10,145	$0.70 - $0.99

(1)	Based upon and assumes 10,208 shares and in the money options/warrants outstanding.
(2)	In order to reflect its limited voting power, a 5% discount has been applied to the common shares.

Gencor Industries, Inc.	CONFIDENTIAL

VALUATION ANALYSIS
Carbontronics Investment Analysis

Carbontronics Investment - Analysis
($ in thousands)

Assumptions:
Tax Rate	17.5%
Discount Rate	35.0%

									Pessimistic		Neutral
	Projected (1)
										Weighted		Weighted
		Fiscal Years Ending December 31,						Net		Net		Net
	3 Months							Present	Expected	Present	Expected	Present
	2003	2004	2005	2006	2007	2008	Total	Value (2)	Probabilit	Value	Probabilit	Value

Gencor Cashflow	$4,171	$18,305	$19,026	$19,759	$20,505	$31,325	####
Scenario One

% of Cashflow	75.0%	75.0%	75.0%	75.0%	75.0%	75.0%
Adjusted Cashflow	$3,128	$13,729	$14,270	$14,819	$15,379	$23,494	$84,818
After Tax Adjusted Cashflow	$2,033	$8,924	$9,275	$9,633	$9,996	$15,271	$55,132	$33,661	0.0%	$-	5.0%	$1,683
Scenario Two
% of Cashflow	25.0%	25.0%	50.0%	50.0%	100.0%	100.0%
Adjusted Cashflow	$1,043	$4,576	$9,513	$9,880	$20,505	$31,325	$76,842
After Tax Adjusted Cashflow	$678	$2,975	$6,183	$6,422	$13,328	$20,361	$49,947	$27,177	0.0%	$-	5.0%	$1,359
Scenario Three
% of Cashflow	25.0%	25.0%	50.0%	50.0%	50.0%	50.0%
Adjusted Cashflow	$1,043	$4,576	$9,513	$9,880	$10,253	$15,663	$50,927
After Tax Adjusted Cashflow	$678	$2,975	$6,183	$6,422	$6,664	$10,181	$33,102	$19,295	2.5%	$828	5.0%	$965
Scenario Four
% of Cashflow	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%
Adjusted Cashflow	$1,043	$4,576	$4,757	$4,940	$5,126	$7,831	$28,273
After Tax Adjusted Cashflow	$678	$2,975	$3,092	$3,211	$3,332	$5,090	$18,377	$11,220	17.5%	$3,216	40.0%	$4,488

Scenario Five
% of Cashflow	25.0%	20.0%	15.0%	10.0%	5.0%	0.0%
Adjusted Cashflow	$1,043	$3,661	$2,854	$1,976	$1,025	$-	$10,559
After Tax Adjusted Cashflow	$678	$2,380	$1,855	$1,284	$666	$-	$6,863	$5,084	25.0%	$1,716	20.0%	$1,017

Scenario Six
% of Cashflow	0.0%	10.0%	10.0%	10.0%	10.0%	10.0%
Adjusted Cashflow	$-	$1,831	$1,903	$1,976	$2,051	$3,133	$10,892
After Tax Adjusted Cashflow	$-	$1,190	$1,237	$1,284	$1,333	$2,036	$7,080	$4,222	20.0%	$1,416	15.0%	$633

Scenario Seven
% of Cashflow	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjusted Cashflow	$-	$-	$-	$-	$-	$-	$-
After Tax Adjusted Cashflow	$-	$-	$-	$-	$-	$-	$-	$-	35.0%	$-	10.0%	$-

Indicated Value									100.0%	$7,175	100.0%	$10,145

(1)	Projections revised and prepared as of April 22, 2003.
(2)	Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company management.